UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08360

Guinness Atkinson Funds

(Exact name of registrant as specified in charter)

251 South Lake Avenue, Suite 800,

Pasadena, California 91101

(Address of principal executive offices) (Zip code)

(Name and address of agent for service)

James J. Atkinson, Jr.

251 South Lake Avenue, Suite 800,

Pasadena, California 91101

Registrant’s telephone number, including area code: (866-307-5990)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

SmartETFs

DECEMBER 31, 2022

Annual Report

MOTO | The SmartETFs Smart Transportation & Technology ETF

MRAD | The SmartETFs Advertising & Marketing Technology ETF

SOLR | The SmartETFs Sustainable Energy II ETF

ADIV | The SmartETFs Asia Pacific Dividend Builder ETF

DIVS | The SmartETFs Dividend Builder ETF

SmartETFs

Annual Report

December 31, 2022

TABLE OF CONTENTS

Letter to Shareholders (Unaudited)	3
Management’s Discussion of Fund Performance (Unaudited) and Schedules of Investments
Smart Transportation & Technology ETF (MOTO)	7
Advertising & Marketing Technology ETF (MRAD)	16
Sustainable Energy II ETF (SOLR)	24
Asia Pacific Dividend Builder ETF (ADIV)	32
Dividend Builder ETF (DVIS)	41
Statements of Assets and Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	59
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	72
Other Information (Unaudited)	74

Dear SmartETF Shareholders,

Two words describe 2022: not good. And yet, there are some very positive things to point out with respect to SmartETFs. We will, of course, get to these highlights, but given the calamity that was 2022 it seems disingenuous not to acknowledge some of the lowlights.

We’ll start with some comments about MRAD, the SmartETFs Advertising & Marketing Technology ETF. Our two-word descriptor for 2022, not good, understates how we might characterize the year for MRAD. The Fund was down 53.56% over the course of the year. From inception, the Fund is down 29.58% on an annualized basis. One four letter word that comes to mind is “ouch.”

Notwithstanding 2021 we remain very optimistic about the prospects for MRAD. The decline in the AdTech and MarTech sectors was extreme for two reasons. First, economic conditions lead to a general decline in advertising and marketing spending, and second, the rise in interest rates, which is the main economic theme of 2021, was particularly punishing to higher growth/higher PE multiple stocks. Because of the rapid change in (and rapid growth prospects for) the AdTech and MarTech sector, these stocks generally have a higher price to earnings (PE) multiple when compared to the rest of the market. These economic conditions won’t last, and indeed the market seems to be looking ahead in early 2023 to a more welcoming environment. All the while AdTech and MarTech companies continue to disrupt the marketing and advertising industries. The value proposition these companies offer to the industry is compelling and we are confident that the sector has a promising future.

MOTO, the SmartETFs Smart Transportation & Technology ETF produced a negative total return for the year of 26.77%. The good news is that, despite this decline, MOTO has still provided a 10.91% annualized total return over the three years ending December 31, 2022, and 12.32% over the life of the Fund. The thesis behind MOTO is that the global vehicle fleet is in the process of becoming all electric and autonomous.

In November of 2022 MOTO celebrated its third birthday. This three year milestone is important because it made the Fund eligible for a Morningstar rating and the Fund debuted with, and maintains, a Five Star Morningstar rating.

ADIV, the SmartETFs Asia Pacific Dividend Builder produced a negative total return of 16.92% for the year. ADIV is also highly rated by Morningstar with a 4-Star rating overall.

SOLR, the SmartETFs Sustainable Energy II ETF delivered a negative total return of 12.23% for the year but has provided a positive total return of 7.39% over its lifetime (inception date of November 11, 2020) ending December 31, 2022.

DIVS, the SmartETFs Dividend Builder ETF continues to deliver. Yes, it too had a negative 2022, with a negative total return for the year of 9.39%. But we are proud of its longer-term results: Over the three year period, DIVS produced an annualized return of 7.93%; for five years the return is 8.84%; over ten years 10.03% and from inception March 30, 2012), 9.8%. DIVS continues to maintain a Five Star rating from Morningstar.

Our objective with SmartETFs is not just to provide investors with excellent investment opportunities but to also inform and engage. If you haven’t already done so we encourage you to sign up to follow us on Twitter (“SmartETFs”) and/or sign up for our email service. You can do both from the SmartETFs website at www.SmartETFs.com. Or, if you prefer, simply visit the website occasionally to see the latest news and views from our portfolio managers.

We appreciate the confidence you’ve placed in us and look forward to serving you.

Regards,

Jim Atkinson

President

SmartETFs

The total expense ratio for MOTO ETF is 0.68% net and 0.88% gross. For SOLR ETF, the expense ratio is 0.79% net and 2.84% gross. For MRAD ETF, the expense ratio is 0.68% net and 4.90% gross. For ADIV ETF, the expense ratio is 0.78% net and 4.27% gross. For DIVS ETF, the expense ratio is 0.65% net and 1.08% gross. All returns are for the periods ending December 31, 2022. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses through June 30, 2025. Performance would have been lower without fee waivers in effect.

Fund Symbol Inception date	1-year	3-year	5-year	10-year	From Inception	Expense Ratio
Advertising & Marketing Technology ETF MRAD December 31, 2020	-53.56%				-29.58%	0.68% net; 4.90% gross
Asia Pacific Dividend Builder ADIV March 31, 2006	-16.92%	1.73%	1.15%	4.85%	5.20%	0.78% net; 4.27% gross
Dividend Builder ETF DIVS March 30, 2012	-9.39%	7.93%	8.84%	10.03%	9.8%	0.65% net; 1.08% gross
Smart Transportation & Technology ETF MOTO November 15, 2019	-26.77%	10.91%			12.31%	0.68% net; 0.88% gross
Sustainable Energy II ETF SOLR November 11, 2020	-12.23%				7.39%	0.79% net; 2.84% gross

Periods of greater than one year are average annualized returns; one year and shorter period returns are actual returns. All returns are for the periods ending December 31, 2022.

The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF converted from traditional open-end mutual funds to exchange traded funds on March 29, 2021. Performance data shown for these two ETFs includes their performance history as traditional open-end mutual funds.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Brokerage commissions will reduce returns.

Investing involves risk including the loss of principal.

Shares of the SmartETFs Funds are distributed by Foreside Fund Services, LLC.

Morningstar Ratings Through December 31, 2022

Fund	Category	Overall	3-Year	5-Year	10-Year
Asia Pacific Dividend Builder ADIV	Pacific/Asia ex-Japan Stock	4 ★★★★ (139 funds)	4 ★★★★ (139 funds)	4 ★★★★ (105 funds)	4 ★★★★ (70 funds)
Dividend Builder DIVS	Global Large-Stock Blend	5★★★★★ (337 funds)	5 ★★★★★ (337 funds)	5★★★★★ (236 funds)	5★★★★★ (180 funds)
Smart Transportation & Technology ETF MOTO	Global Large-Stock Blend	5★★★★★ (337 funds)	5 ★★★★★ (337 funds)

Morningstar Ratings Disclosure

Global Innovators Fund ratings shown were given for the Investor Share Class.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

© 2023 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar (2) may not be copied or distributed and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

SMARTETFS SMART TRANSPORTATION & TECHNOLOGY ETF
ANNUAL REPORT FOR THE PERIOD ENDED
DECEMBER 31, 2022

1. PERFORMANCE

Average Annual Total returns	1 Year	3 Years	Since Inception 11/15/2019
Smart Transportation & Technology ETF (Net Asset Value)	-26.77%	10.91%	12.32%
Smart Transportation & Technology ETF (Market Price)	-27.15%	10.77%	12.00%
Benchmark Index:
MSCI World Index (Net Return)	-18.14%	4.94%	5.89%

The Fund’s total expense ratio is 0.88% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses to 0.68% through June 30, 2025. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

2.   REVIEW

In 2022, the SmartETFs Smart Transportation & Technology ETF produced a total return (NAV, USD) of -26.77% vs the MSCI World Index (net return) of -18.14%. The fund therefore underperformed the index by 8.63% over the period.

The equities held within the MOTO ETF are categorized into 3 broad categories; EV Manufacturers (split into EV-Transition and EV-Dominated), Equipment Manufacturers (split into Components and Semiconductors) and Services.

Holdings by category

Source: Guinness

The strongest category was Services, delivering an average -7.2% total return over the period. Quanta Services was a notable performer, delivering a positive return of +24.6% driven by its continued ability to post strong quarterly results despite a deteriorating macroeconomic environment. The company’s earnings resilience comes from its exposure to long term secular growth trends (electric grid maintenance and upgrades) and exposure to regulated utilities with capital spending plans which are less sensitive to shorter-term macroeconomic volatility.

The weakest category was EV manufacturers, where the average company delivered -28.4%. Within this category, Tesla was the weakest performer, delivering a return of -65.0% for the year. Tesla shares have come under pressure as CEO Elon Musk sold stock to fund his acquisition of Twitter. Musk has sold around $40bn of Tesla shares in 2022. This was exacerbated by concerns around cuts to output and pricing due to slowing electric vehicle demand growth and increasing competition.

Individual stock performance over 12m (total return USD)

3.   ACTIVITY

There were no stock switches in the ETF during the period.

We exited our position in Hella. Hella was a German listed, EUR7bn market capitalisation automotive parts supplier specialising in lighting and electronics. In August 2020, Faurecia offered to take over Hella for EUR60/share. The SmartETFs Smart Transportation & Technology ETF accepted this offer, receiving the cash consideration for these shares in January 2022.

Daimler AG, the parent company of all Mercedes-Benz passenger car brands, officially changed its name to Mercedes-Benz Group AG in the period. The rebrand follows the spin-off of Daimler Trucks in 2021.

4.   PORTFOLIO POSITIONING

Our portfolio is typically allocated across 35 equally weighted equities providing exposure across the value chain of Smart Transportation.

We hold 18.3% exposure to EV manufacturers, of which 2.4% is invested in EV Dominated names and 15.9% is invested in EV Transition names. Within this category we hold Tesla, one of the largest electric vehicle manufacturers in the world and an innovator in the autonomous driving space with its Autopilot and Full Self-Driving offerings.

We hold a 72.0% weight to equipment providers split across Components (46.9%) and Semiconductors (25.1%). Within Components we have 15.0% exposure to Autonomous, 20.9% exposure to Car Components, and 11.0% exposure to Battery equipment providers. For example, Sensata sells sensors vital to autonomous mobility; Vitesco produces components for electrified drivetrains; and Samsung SDI manufactures batteries for electric vehicles. The portfolio also provides 25.1% exposure to Semiconductors across Power (7.5%), General (8.4%), and Connectivity (9.2%) applications. For example, onsemi provides power semiconductors for electric vehicle traction inverters and on-board chargers.

The portfolio provides 7.6% exposure to Services including Transportation-as-a-Service (TaaS). The fund is invested in Alphabet which owns Waymo LLC, the operator of a commercial self-driving taxi service in Phoenix, Arizona.

5.    OUTLOOK

2022 was a challenging year for companies involved in the electrification of transportation. Despite continued strength in EV demand, growing ~50% year over year, the industry contended with raw material cost inflation and a weakening macroeconomic environment. Below, we reflect on activity in 2022 and consider the outlook for both the lithium-ion battery and electric vehicle markets.

Batteries

The speedy adoption of lithium-ion batteries in recent years has been spurred on by a vast improvement in economics. According to BNEF, the volume weighted average price of a lithium-ion battery fell 88% from 2010 to 2020. Prices fell a further 6% in 2021 but this was offset by a 7% increase in 2022 due to higher prices for the key battery metals, lithium and nickel. This represented the first observed increase since 2010, taking the average price to $151/kWh.

At the time of writing, lithium and nickel prices are trading 800% and 60% higher than levels seen in December 2020 as supply has struggled to keep pace with strong demand for electric vehicles. Lithium carbonate prices in China reached new peaks in 2022, exceeding $78,000 per tonne, as the market suffered from COVID-19 disruptions and long lead times (5-8 years) for new projects. Nickel prices peaked at $100,000 per tonne in April following Russia’s invasion of Ukraine and a short squeeze on the London Metal exchange. This has since moderated to $29,000 per tonne, but future concerns over Russia’s ability to supply its 17% share of the world’s class 1 nickel could keep prices elevated.

In 2020, the expectation was that the industry battery pack cost target of $100/kWh (the price at which EVs reach price parity with ICE vehicles) would be hit by 2024. On our estimates, higher lithium and nickel prices are now likely to delay this until 2027. The $50/kWh cost reduction over the next five years is likely to come equally from i) moderation of commodity prices, ii) improvements to cell chemistry and iii) improvements in pack design and manufacturing. If the current learning rate of 17% is maintained, battery pack prices could fall as low as $77/kWh by 2030 and $62/kWh by 2035.

Electric Vehicles

Electric vehicle (EV) adoption continued apace in 2022 with just under 8 million plug-in vehicles sold between January and October, more than in 2019 and 2020 combined. Battery electric vehicles (BEVs) made up just under 10% of new car sales with total plug-in penetration (BEV + Plug-in Hybrids) reaching 13%. Global sales are currently growing 60% year-over-year driven largely by China, which now accounts for 60% of sales. Europe is a distant second, with around one quarter of overall EV sales, while the US trails at under 10%.

Much of this growth has been driven by policy, with governments now subsidizing 10-30% of the price of an electric vehicle, while bringing forward the timeline on banning internal combustion (ICE) sales. Governments cannot maintain subsidies long-term, and it will be interesting to see how the Chinese markets develops in 2023 now that the long-existing NEV subsidy program has completely ended, meaning that no NEVs purchased after 1 January 2023 will be subsidized. Nonetheless, looking ahead, we believe that we are now at a tipping point where improving economics, driving range, and charging times begin to drive mass adoption.

The recent rapid growth in electric vehicle sales has caught many forecasters by surprise, leading to swift revisions to long-term adoption rates. For example, BNEF revised its 2025 forecast for EV sales penetration up to 23% in its 2022 outlook report, up from 16% in 2021. Our long-held forecast is that electric vehicles will make up 20% of new global vehicle sales by 2025, 50% by 2030 and predominantly all new vehicle sales by 2040. At that point, it implies an overall population of one billion EVs, over 60 times greater than the global stock in 2021 of 16.5 million.

Despite the near-term speed bumps in the road towards electrified mobility, we believe these headwinds fail to challenge the structural trend towards cleaner, safer, and connected travel. The MOTO ETF will remain positioned to benefit from these themes.

Will Riley and Jonathan Waghorn

January 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Smart Transportation & Technology ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2022 (Unaudited)

Average Annual Returns December 31, 2022	One Year	Since Inception (11/14/2019)
Smart Transportation & Technology ETF - NAV	-26.77%	12.32%
Smart Transportation & Technology ETF - Market	-27.15%	12.00%
MSCI World Index NR	-18.14%	5.89%

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at December 31, 2022

Shares	Common Stocks: 95.1%	Value ($)
	Commerical Services: 4.7%
3,336	Quanta Services Inc.	475,380

	Smart Transportation: 28.9%
2,760	Aptiv PLC	257,039
2,035	Daimler Truck AG	63,056
7,200	Denso Corp.	358,669
72,000	Geely Automobile Holdings Ltd.	105,156
11,784	Johnson Matthey PLC	303,018
5,796	KiaCorp	272,976
4,920	Mercedes-Benz Group AG	323,385
7,044	Sensata Technologies Holding *	284,437
1,944	Tesla Inc. *	239,462
96,000	Tianneng Power International	101,343
21,600	Toyota Motor Corp.	298,388
430	Vitesco Technologies Group AG	24,972
17,388	Volvo AB Class B	314,082
		2,945,983

	Technology: 2.6%
3,612	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	269,058

	Technology & Transportation: 58.9%
3,360	Alphabet Inc. Class C *	298,133
5,016	Amphenol Corp. Class A	381,918
2,340	Analog Devices Inc.	383,830
2,520	Continental AG	151,015
17,436	Dana Inc.	263,807
2,760	Eaton Corp. PLC	433,182
6,216	Gentherm Inc. *	405,843
31,392	Hanon Systems	201,701
29,556	Hexagon AB Class B	308,745
11,436	Infineon Technologies AG - ADR	348,047
7,632	Intel Corp.	201,714
2,256	Lear Corp.	279,789
684	LG Chem Ltd.	325,948
2,076	NVIDIA Corp.	303,387
2,112	NXP Semiconductors NV	333,759
7,032	ON Semiconductor Corp. *	438,586
4,560	Power Integrations Inc.	327,043
816	Samsung SDI Co., Ltd.	383,018
2,604	Skyworks Solutions Inc.	237,303
		6,006,768

	Total Common Stocks (Cost $11,526,529)	9,697,189

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

Schedule of Investments

at December 31, 2022

Shares	Common Stocks: 95.1%	Value ($)
	Preferred Stocks
	Smart Transportation: 2.3%
1,908	Volkswagen AG	$237,790
	Total Preferred Stocks (Cost $370,677)	237,790

	Total Investments (Cost $11,526,529): 97.4%	9,934,979
	Other Assets in Excess of Liabilities 2.6%	265,006
	Total Net Assets - 100.0%	$10,199,985

*	Non-income producing security.

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF Schedule of Investments at December 31, 2022
Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	48.6%
South Korea	11.6%
Germany	9.0%
Japan	6.4%
Sweden	6.1%
Netherlands	3.3%
United Kingdom	3.0%
Taiwan	2.6%
Ireland	2.5%
Hong Kong	1.0%
China	1.0%
Total Common Stocks	95.1%
Preferred Stocks
Germany	2.3%
Total Preferred Stocks	2.3%
Total Investments	97.4%
Other Assets in Excess of Liabilities	2.6%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ADVERTISING & MARKETING TECHNOLOGY ETF
ANNUAL REPORT FOR THE PERIOD ENDED
DECEMBER 31, 2022

1. PERFORMANCE

Average annualized Total returns	1 YEAR	SINCE INCEPTION 12/31/2020
Advertising & Marketing Tech ETF (Net Asset Value)	-53.56%	-29.58%
Advertising & Marketing Tech ETF (Market Price)	-53.65%	-29.75%
MSCI World Index (Net Return)	-18.14%	-0.14%

The Fund’s total expense ratio is 4.90% and the net expense ratio is 0.68%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund’s total annual operating expense to 0.68% through June 30, 2025. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

2.   REVIEW

The SmartETFs Advertising and Marketing Technology ETF launched on December 31, 2020.

The ETF invests in companies which are using technology to disrupt the advertising and marketing industries. These companies include those involved in programmatic advertising, targeted digital advertising, consumer data and targeting, customer relationship management, marketing automation, and other technologies that aid in advertising and marketing.

In 2022, the SmartETFs Advertising & Marketing Technology ETF produced a total return of -53.56% (NAV, in USD), versus the MSCI World Index (net return) of -18.14% (in USD). The Fund therefore underperformed by 35.42%.

At year end, the Fund’s AUM was $1.13mn.

Market commentary

Inflation, supply-chain shortages, Russia’s invasion of Ukraine, and higher interest rate expectations dominated financial headlines for most of the year, leading equity markets to end 2022 significantly lower.

Over the course of 2022, high levels of inflation and a strong jobs market spurred global central banks to tighten monetary policy at historic rates. This drove markets towards ‘value’ orientated stocks, with the MSCI World Value Index outperforming the MSCI World Growth Index by 23.3% in USD terms over the course of 2022. This acted as a significant headwind to the Fund.

In the context of tighter monetary policy, fears of an impending recession grew, and investors rotated towards more defensive areas of the market - particularly as the perceived chances of a ‘soft landing’ diminished and as equity analysts downgraded earnings forecasts. This was a headwind for the Fund’s overweight position to typically more ‘cyclical’ sectors, such as Information Technology and Communications. Nonetheless there was a divergence in performance between more ‘speculative’ stocks with more extreme valuations, and ‘quality growth’ stocks, where current valuations place lower weight on future growth prospects. The Goldman Sachs Unprofitable Tech Index, an example of ‘speculative’ tech stocks, fell 62.3% (USD) over the period.

Fund attribution analysis

Higher rates used to discount future growth, reduces the valuation of such fast-growing companies. Further, the Fund is predominantly exposed to the Communications sector and US region, which both performed poorly in the period.

The cyclical nature of advertising and marketing has meant that both industries have struggled this year given the inflationary pressures and slower growth environment. This is unsurprising given that businesses face higher costs and greater uncertainty of rising demand for goods and services, and so discretionary advertising spend is cautiously lower. This can however change rapidly if new macroeconomic data and stock market movements points to optimism regarding inflation peaking and the economy reigniting.

3.    ACTIVITY

We made 2 changes to the portfolio in 2022.

BOUGHT: Amazon, Next Fifteen Communications

SOLD: iClick Interactive Asia Group, Quinstreet

Amazon is the world's largest online retailer and marketplace, smart speaker provider, cloud computing service through Amazon Web Services, live-streaming service through Twitch, and Internet company as measured by revenue and market share. Amazon’s ad business generates over $30 billion in revenue. Whilst that is still a footnote by the company's standards, accounting for 7% of all its revenue, it makes Amazon the world's 3rd largest generator of advertising revenue. Early last year, Amazon reported "Advertising" revenue for the first time, whereas previously it was reported within "Other". In 2021, the business made $31 billion in revenue. In 2020 it was $19 billion. That puts its ad revenue well ahead of the likes of Microsoft ($10 billion), Snap ($4.12 billion) and Pinterest ($2.6 billion). It is also larger than the $8.1 billion made by the company’s subscription business in 2021, which includes Amazon Prime Video’s monthly fees. At purchase, the Amazon stock was down c.32% year-to-date, compared to the S&P 500 Index down c.13%.

Next Fifteen Communications Group is an international PR, corporate communications and digital marketing company with 3 operating segments: Brand Marketing, Data and Analytics, and Creative Technology. The Group owns or has stakes in over 20 public relations and corporate communications firms, and works with some of the biggest brands in technology and beyond, including Amazon, Facebook, Microsoft, Procter & Gamble, Sony, Telefonica, Hasbro, and Genentech. Next Fifteen Communications focuses on helping its clients to communicate effectively with stakeholders and to develop and promote their brands via a focus on customer insights, engagement, delivery, and business transformation The company also engages in acquiring businesses and offers its operational infrastructure and centralized resources to accelerate growth.

iClick Interactive Asia Group is an independent online marketing and enterprise data solutions provider in China. It serves as an integrated cross-channel gateway that provides marketers with innovative and cost-effective ways to optimize their online marketing efforts throughout their marketing cycle and achieve their branding and performance-based marketing goals. The company has seen weaker earnings results in recent times and faces risks from a Chinese economic growth slowdown and regulatory pressures.

QuinStreet provides a broad range of Internet marketing tools to clients in large, information-intensive industries (education, home services, healthcare, and financial services). QuinStreet partners with search engine companies to help build websites with flexible content and offerings that are customizable according to the user base. It generates revenue via a pay-for-performance model of pricing in which customers are charged based on the client's lead performance results. QuinStreet is reliant on customer's ad spend and in the current inflationary environment, where businesses are facing higher input costs, QuinStreet faces risks of budget cuts and a slowdown in revenue growth.

4.     ASSET ALLOCATION

5.    OUTLOOK

The table below shows the Fund’s 1-year forward earnings and sales growth (analyst consensus estimates) versus the MSCI World Index.1

As of 12/31/2022	1-yr forward earnings growth	1-yr forward sales growth
MRAD	11.7%	12.2%
MSCI World Index	4.3%	2.2%

Source: Bloomberg; SmartETFs

The Fund at year end has higher expected sales and earnings growth vs the broad market and this is characteristic of the secular growth that the adtech/martech industries are expected to experience.

At the fund level, MRAD has also seen a multiple compression. At the start of the year, MRAD was trading on a 1-year forward price-to-earnings multiple of 26.9% vs the MSCI World Index at 20.3% - a premium of 50%. At the end of December, the Fund trades on a P/E multiple of 16.9% vs the Index at 15.5% - a premium of 9%.

With inflation seemingly moderating and global Central Banks appearing to slow the rate of growth hikes, and a significant de-rating in valuations having occurred, many of the 2022 headwinds for equity markets, and growth stocks in particular, are looking more positive. However, uncertainty remains as none of these issues have been resolved conclusively and second-order effects, or indeed new issues, may arise in the coming months. Indeed, with global growth expected to slow, the prospects of a recession remain high (particularly in Europe and Asia), potentially creating a meaningful dent into company earnings. In many respects, we believe these concerns have largely been ‘priced-in’ to earnings estimates, but this does not necessarily preclude further earnings downgrades to come.

Whilst there may be volatility in equity markets and for AdTech companies, there is good reason to be optimistic longer term. We continue to see an acceleration in technological transformations that will have a lasting effect on how consumers and businesses operate once the economic cycle turns to growth. As such, we believe this Fund and its holdings are well positioned to benefit from such transformations, which include the move from traditional to digital advertising.

Sagar Thanki

January 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. One cannot invest directly in an index.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index.

[1]	Earnings growth is not a measure of the Fund’s future performance. Earnings growth is the annual compound growth rate (CAGR) of a company’s net income.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Advertising & Marketing Technology ETF
FUND PERFORMANCE AND SUMMARY
As of December 31, 2022 (Unaudited)

Average Annual Returns December 31, 2022	One Year	Since Inception (12/31/2020)
SmartETFs Advertising & Marketing Technology ETF - NAV	-53.56%	-29.58%
SmartETFs Advertising & Marketing Technology ETF - Market	-53.65%	-29.75%
MSCI World Index NR	-18.14%	-0.14%

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Advertising & Marketing Technology ETF
Schedule of Investments
at December 31, 2022

Shares	Common Stocks: 95.7%	Value ($)
	Advertising: 49.8%
10,823	AcuityAds Holdings Inc.	$16,776
540	Alphabet Inc.*	47,644
405	Baidu Inc.*	46,324
4,500	CyberAgent Inc.	40,059
1,593	Digital Turbine Inc.	24,277
279	Meta Platforms *	33,575
1,989	Future PLC	30,466
3,411	Magnite Inc.*	36,122
2,943	Perion Network Ltd.	74,458
2,295	PubMatic Inc.	29,399
369	Roku Inc.*	15,018
783	TechTarget Inc.*	34,499
900	Trade Desk Inc/The*	40,347
4,367	Tremor International Ltd.*	28,167
2,000	ValueCommerce Co., Ltd.*	27,651
1,280	Yandex NV*	13
14,100	Z Holdings Corp.	35,679
		560,474

	Ecommerce: 4.0%
540	Amazon.com Inc.	45,360

	Enterprise Software/Services: 2.7%
234	Atlassian Corp PLC*	30,111

	Internet Content: 4.2%
1,100	Tencent Holdings Ltd.	47,069

	Marketing Technology: 35.0%
153	Adobe Inc.	51,489
2,250	Criteo SA	58,635
144	HubSpot Inc.*	41,635
1,287	LiveRamp Holdings Inc.	30,167
3,384	Next Fifteen Communication Group PLC	40,502
711	Pegasystems Inc.	24,345
11,052	S4 Capital PLC*	25,280
342	salesforce.com Inc.*	45,346
55,000	Weimob Inc.	46,928
999	ZoomInfo Technologies Inc.*	30,080
		394,407
	Total Common Stocks (Cost $2,189,674)	1,077,421

	Total Investments (Cost $2,189,674) - 95.7%	1,077,421
	Other Assets in Excess of Liabilities - 4.3%	48,825
	Total Net Assets - 100.0%	$1,126,246

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF
Schedule of Investments
at December 31, 2022

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	47.0%
China	12.5%
Japan	9.2%
Israel	9.1%
United Kingdom	8.5%
France	5.2%
Australia	2.7%
Canada	1.5%
Russia	0.0%
Total Investments	95.7%
Other Assets in Excess of Liabilities	4.3%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS SUSTAINABLE ENERGY II ETF
ANNUAL REPORT FOR THE PERIOD ENDED
DECEMBER 31, 2022

1.	PERFORMANCE

Average Annualized Total returns	1 YEAR	SINCE INCEPTION 11/11/2020
Sustainable Energy II Etf (Net Asset Value)	-12.23%	7.39%
Sustainable Energy II Etf (Market Price)	-11.86%	8.46%
Benchmark Index:
Msci World Index (Net Return)	-18.14%	7.07%

The Fund’s total expense ratio is 2.84% and the net expense ratio is 0.79%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses to 0.68% through June 30, 2025. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

The key takeaways for the ETF from 2022 are as follows:

●	In 2022, the ETF produced a total return (USD market price) of -11.86% vs the MSCI World Index (net return) of -18.14%. The ETF therefore outperformed the index by 6.28% over the period.

●	The energy transition accelerated in 2022 as a result of the Russian invasion of Ukraine and the increasing importance of energy security

●	The REPower EU Plan and Inflation Reduction Act were announced during the year and are significant supporting policy measures

●	Despite raw material and energy inflation, we see better relative economics of sustainable energy generation versus fossil fuels

●	Solar, wind, EV and energy efficiency activity grew ahead of our expectations at the start of the year

●	Strongest performers were solar equipment manufacturers and US domiciled companies while our electric vehicle holdings and Chinese companies were weakest

Review

In 2022, energy security has become arguably the most important catalyst driving the energy transition, reflecting governments’ desire to reduce reliance on fossil fuels, whose prices spiked due to Russia’s invasion of Ukraine. This energy crisis is accelerating the transition towards sustainable energy sources that help to reduce energy-importing nations’ reliance on fossil fuel imports.

Much of the key policy support for the energy transition in 2022 was enacted with a focus on improved energy security, including:

●	The REPowerEU deal which was passed as a direct response to the invasion of Ukraine. The EU intends to invest €210bn between 2022-27 and a total of €300bn by 2030 with a particular focus on renewable energy generation (€86bn) and energy efficiency (€97bn).

●	The Inflation Reduction Act (IRA) which included $369bn of direct funding and simplified, extended 10-year tax credits that target climate and energy security across electricity generation, transport, industrial manufacturing, buildings, and agriculture. The incentives may help increase US utility-scale annual solar installations by 5x and US wind installations by 2x over the next three or four years compared to 2020 levels.

Supporting these two significant policy steps were the Chinese 14th renewable energy plan and the COP27 climate conference. The Chinese plan targets a 50% increase in renewable energy generation in 2025 (versus 2020) while the COP27 conference kept the higher end of the ambition of the Paris Agreement (a 1.5° temperature increase target) although was short on specific new targets.

While energy transition growth plans were ratchetted higher, the actual pace of the transition in 2022 also accelerated. We saw around 380 GW of new renewable generation capacity installed, 90 GW higher than the record installations seen in 2021 and around double the 194 GW installed in 2019. Solar represented nearly two-thirds of the new capacity additions, with wind installations at around 25% and hydro in third place. Renewable electricity generation increased by around 7% to over 8,500 TWh, outpacing global electricity demand growth (estimated at 3% in 2022). Electric vehicle sales surged, reaching around 13% of global light auto sales, up from just over 3% in 2020 driven by China (60% of the market) with Europe now a distant second.

High energy prices catalysed the need for efficiency and the IEA estimates that global energy intensity improved by 2% in 2022. This is meaningfully higher than the 0.5-0.6% levels seen in the pandemic years but still not enough to hit net zero by 2050, according to the IEA. Investment into energy efficiency reached $560bn in 2022 (versus $400bn pa from 2015-2020).

The disruption to energy markets in 2022 brought sharp energy price inflation to the world economy. Companies involved in the manufacturing of sustainable energy equipment were not immune to these inflationary pressures, with energy inflation eclipsing the post-COVID raw material cost inflation and supply chain issues that have started to abate. While inflation was acute in the key battery metals of lithium and nickel, battery companies were able to adjust their cathode chemistries and deliver economies of scale, helping to contain battery price increases at 7% in 2022, leading to prices being broadly flat versus 2020.

Whilst inflationary pressures increased the cost of installing and generating renewable power in 2022, we observe that renewable energy generation continued to become relatively more economic than fossil fuels as the year progressed. Improved relative economics as well as security of supply considerations will help to sustain strong demand for sustainable energy activities during any potential global recession.

Against this backdrop, the SmartETFs Sustainable Energy II ETF delivered a total return (USD) of -12.23%, outperforming the MSCI World Index (net return) at -18.14%. Solar equipment manufacturers were the strongest performing subsector, whilst our electrification sub sector (including electric vehicle-oriented companies) was the weakest. Eight of our top ten performing stocks were US listed companies, reflecting a strong positive swing in sentiment after the passage of the IRA. Three of the eight weakest performers were Chinese (Hong Kong) listed entities, reflecting the negative economic momentum and poor sentiment in that market.

2.	ACTIVITY

During the period, we exited out position in Hella, Albioma, TransAlta Renewables and SiemensGamesa and replaced them with positions in Eaton, Trane Technologies and Sunnova Energy International.

The portfolio was actively rebalanced during the period and, over the year, the weighting to consumption (i.e. the demand side of the energy transition) increased to 44.1% at the end of December 2022 while the weighting to renewables (i.e. supply side) fell to 50.3%.

3.	PORTFOLIO POSITIONING

At December 31, 2022, the SmartETFs Sustainable Energy II ETF traded on a 2023 P/E ratio of 19.1x and 2023 EV/EBITDA multiple of 11.6x (around 10-20% lower than the same one year forward metrics published in our last annual outlook). The ETF trades at a premium to the MSCI World, reflecting greater expectation for growth from sustainable energy companies relative to the index. As a sense check, we see that consensus EPS growth (2021-2024E) of the portfolio (at 18.8%pa) is well ahead of the MSCI World (at 7.2%pa).

The growth outlook for the sector has improved in 2022 and the growth premium of the ETF versus the MSCI World (11.6%pa) is markedly higher than the 7.8%pa growth premium at the start of the year. Looking over the next five years, we believe that the portfolio is likely to deliver normalised earnings growth of around 14%pa, (earnings growth is not a projection of fund performance) well ahead of growth in the MSCI World Index, that will bring the ETF P/E ratio down from the current 19.1x for 2023E to around 13x in 2026E.

4.	OUTLOOK

Looking ahead to 2023 and beyond, we expect further acceleration of the transition:

●	On the supply side of the energy transition, the IEA is forecasting that renewable power additions over the coming five years will be just over 2,400 GW; a 30+% increase on its previous five-year forecast and their largest upward revision. The world is set to add as much renewable capacity in the next five years as it did in the past 20 years, equivalent to the entire current power capacity of China.

●	The IEA has described solar power as “the cheapest electricity in history” and large-scale solar remains at the bottom end of the cost curve. Globally, we expect solar installations to grow in 2023 by 50 GW to around 310 GW, with all key regions seeing higher installations across a broader spread of countries. Polysilicon prices have peaked, bringing cost relief for cell and module manufacturers, supporting consumer demand.

●	Global wind installations are expected to grow in 2023 to a record level of 113 GW, driven by global policy support in China, Europe and the US. The raw material and supply chain issues of 2021 and 2022 will increasingly turn into tailwinds, helping to keep installations at the current high levels and give us confidence to increase our long-term installation rate estimates. We believe that global wind capacity should nearly triple by 2030 (20%pa growth from 2021) with offshore wind growing nearly five times.

●	EV sales should reach 12-13 million in 2023, representing around 15% of total passenger vehicle sales, taking the global EV stock to nearly 30 million vehicles. Improved economics, better range and quicker charging times are the key drivers of improved EV sales. The end of Chinese EV subsidies in January 2023 could well affect demand this year.

●	Battery demand for use in EVs and energy storage will accelerate further in 2023 despite battery metal prices remaining at elevated levels. Moderation of commodity prices, improvements to cell chemistry and efficiency improvements in battery pack design and manufacturing will help in achieving the $100/kWh level at which mass market EVs become affordable. This tipping point is likely delayed to 2027.

The outlook we summarise here is broadly consistent with current government activity and observable investment plans. To be clear, however, the growth described falls well short of the energy transition activity needed to achieve a net zero / 1.5 degree scenario in 2050, as targeted by the IPCC and reiterated at COP27. In a net zero scenario, the deployment of renewable generation capacity, penetration of EVs and battery storage, use of alternative fuels and implementation of energy efficiency measures will need to accelerate markedly.

We expect investor interest in sustainable energy equities will continue to be high in 2023 reflecting the importance of energy security and increased individual, social and government pressures for consumers to become more energy efficient and for producers to increase their share of sustainable energy generation. We believe that the SmartETFs Sustainable Energy II ETF portfolio of 30 equally weighted equities, chosen from our universe of around 250 companies, provides concentrated exposure to the theme at attractive valuation levels. The ETF is positioned to benefit from this attractive outlook for sustainable energy.

Will Riley and Jonathan Waghorn
January 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

P/E Ratio is the price-to-earnings ratio and is a ratio for valuing a company that measures its current share price relative to its earnings per share.

EV/EBITDA is the enterprise value (EV) to earnings before interest, taxes, depreciation, and amortization (EBITDA). This ratio is used by investment managers to measure a company’s return on investment.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. This index is unmanaged, not available for investment and does not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

Sustainable Energy II ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2022 (Unaudited)

Average Annual Returns December 31, 2022	One Year	Since Inception (11/11/2020)
Sustainable Energy II ETF - NAV	-12.23%	7.39%
Sustainable Energy II ETF - Market	-11.86%	8.46%
MSCI World Index NR	-18.14%	7.07%

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index (Net Return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no duduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Sustainable Energy II ETF
Schedule of Investments
at December 31, 2022

Shares	Common Stocks: 94.6%	Value ($)
	Electrification: 28.2%
1,674	Aptiv PLC*	$155,900
2,700	Gentherm Inc.*	176,283
7,146	Infineon Technologies AG	217,484
6,804	Johnson Matthey PLC	174,961
378	LG Chem Ltd.	180,129
3,204	ON Semiconductor Corporation*	199,833
378	Samsung SDI Co., Ltd.	177,427
4,104	Sensata Technologies Holding*	165,720
		1,447,737
	Energy Efficiency: 15.4%
2,988	Ameresco Inc.*	170,734
972	Hubbell Inc.	228,109
19,224	Nibe Industrier AB - B Shares	178,892
1,260	Trane Technologies PLC	211,793
		789,528
	Renewable Energy Generation: 18.9%
104,994	China Longyuan Power Group Corp Ltd.	128,324
228,000	China Suntien Green Energy Corp Ltd.	94,933
22,031	Iberdrola SA	257,775
2,934	Nextera Energy Inc.	245,282
2,052	Ormat Technologies Inc.	177,457
3,942	Sunnova Energy International Inc.*	70,995
		974,766
	Renewable Equipment Manufacturing: 32.1%
5,454	Canadian Solar Inc.*	168,529
1,368	Eaton Corp. PLC	214,708
702	Enphase Energy Inc.*	186,002
1,566	First Solar Inc.*	234,571
2,808	Itron Inc.*	142,225
1,530	Schneider Electric SE	214,102
432	Solaredge Technologies Inc.*	122,373
2,466	TPI Composites Inc.*	25,005
6,984	Vestas Wind Systems A/S	203,185
126,000	Xinyi Solar Holdings Ltd.	139,470
		1,650,170

	Total Common Stocks (Cost $5,347,872)	4,862,201

	Total Investments (Cost $5,347,872) - 94.6%	4,862,201
	Other Assets in Excess of Liabilities - 5.4%	278,079
	Total Net Assets - 100.0%	$5,140,280

*	Non-income producing security.

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF
Schedule of Investments
at December 31, 2022

Country Breakdown	Percent of Total Net Assets
Common Stocks
United States	47.6%
China	7.1%
South Korea	7.0%
Spain	5.0%
Germany	4.2%
France	4.2%
Denmark	3.9%
Sweden	3.5%
United Kingdom	3.4%
Canada	3.3%
Ireland	3.0%
Israel	2.4%
Total Investments	94.6%
Other Assets in Excess of Liabilities	5.4%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SMARTETFS ASIA PACIFIC DIVIDEND BUILDER ETF
ANNUAL REPORT FOR THE PERIOD ENDED
DECEMBER 31, 2022

1.	Performance

Average Annualized Total Returns	1 YEAR	3 YEAR	5 YEAR	10 YEAR
Asia Pacific Dividend Builder ETF (Net Asset Value)	-16.92%	1.73%	1.15%	4.85%
Asia Pacific Dividend Builder ETF (Market Price)	-18.02%	1.42%	0.96%	4.75%
Benchmark Index:
Msci Ac Pacific Ex Japan Index (net return)	-18.75%	-2.00%	-0.65%	3.10%

The Fund’s total expense ratio is 4.27% and the net expense ratio is 0.78%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses to 0.68% through June 30, 2025. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

The SmartETFs Asia Pacific Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021 reflects the predecessor mutual fund's NAV.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.smartetfs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times.

The Fund fell -16.92% on an NAV-basis in 2022 compared to the MSCI AC Pacific ex Japan Net Return Index which fell -18.75%. All thirty-six companies in the portfolio are dividend payers, following the resumption of distributions by Corporate Travel Management. Overall, twenty-four companies grew the dividend, three were unchanged, eight fell and one resumed.

China was being discussed in some quarters as being ‘uninvest-able’. In a hectic few weeks following the Party Congress and the confirmation of Xi Jinping’s third term as leader, China shifted on all five. On Covid, the shift could not have been more profound – from zero-COVID to the removal of all restrictions. In all other areas there were substantive changes: technology regulation retreated with new IPOs permitted and the take-up by the state of ‘golden shares’ giving it board representation; monetary support for the struggling property developers; a re-focus on accelerating economic growth with funds to back it; and a more conciliatory diplomatic drive caused investors to switch their focus from high risk to cheap valuations.

Consumer price inflation has not been as pressing in Asia as it has been in developed markets. It is true to say that in certain markets such as Indonesia and Korea inflation has breached 5% (India’s reached 7.8% but that is in the context of a 3-year average of 6.2%) but for the most part inflation has not gone much above 4%. Chinese economic weakness has kept CPI close to, or below 2% this year and so the aggregate regional inflation rate ended the year at 2.9% compared to US CPI inflation of 7.1% and US Core Inflation (less food and energy) of 5.7%.

Interest rates in Asia have moved higher as inflation has increased but for the most part the main concern has been to keep pace with US interest rate increases, to prevent the interest rate differential from widening sufficiently to bring about pressure on currency exchange rates against the dollar. Asian exchange rates, a reasonable barometer of economic health, moved in line with developed market currencies. In our view, this indicates that dollar strength is less of problem for the region as domestic consumption has increased in importance and reliance on exports as a growth driver has diminished.

Asian market returns in 2022 were dragged down by the performances of China, Korea and Taiwan which together account for 62% of the Fund’s benchmark index. As China wrestled with the multiple challenges of zero-Covid policies, intensified regulation and a property sector slowdown, investors took cover in Australia, India and south-east Asia. Korea and Taiwan are heavily exposed to global markets through technology products and components and, in Korea’s case to a wide array of capital and consumer products ranging from refrigerators and TVs to cars and ships. Indonesia and Thailand were the only two markets to record positive returns. Indonesia rose on the back of higher energy prices and a heavy (58%) index weighting to banks. Thailand saw broader-based strength on expectations of the return of tourists after a two-year absence. Tourist arrivals accelerated in the latter part of the year but reached only around 6 million for 2022 versus ~40 million visitors a year pre-Covid.

Stock selection contributed positively to outperformance in 2022 whereas asset allocation was a moderate detractor, which is in line with our stated focus on bottom-up stock analysis. Across sectors, our main contributions to relative performance came from financials, both in allocation and selection and from our stock selection in technology and real estate. The main detractors were the zero allocations to energy and materials whose cyclical characteristics do not conform to our investment philosophy and process. On a country basis, our stock selection in China and Taiwan contributed even as the allocation detracted, although the allocation to China turned into a positive contributor by year end.

Of our top five performing stocks, four were from the Financials sector (Aflac, DBS, BOC Hong Kong and Tisco) which benefitted from the rising rates environment, and one from the Real Estate sector, China Overseas Land & Investment. The laggards included Qualcomm, Elite Material and Tech Mahindra from the technology sector and two consumer discretionary names, Hanon Systems and Shenzhou International.

2.	PORTFOLIO CHANGES

We bought two new positions in 2022. Industrial and Commercial Bank of China Ltd (ICBC) is one of China’s big four commercial banks. We bought this stock in January 2022 having previously sold it in 2019, when it was trading on a multiple of 6.5x forward earnings. At the end of 2022, it was trading at 3.6x, and had a 12-month trailing net dividend yield of 8.3%, which is above its 10-year historic yield of 5.7%. Dividends have grown annually since 2016, including through the pandemic period, with latest annual growth of 10.3%. The bank is priced for macro-economic stress, but we expect China's monetary backdrop to be one of counter-cyclical easing while the rest of the world tightens.

Broadcom Inc. is a designer. developer and manufacturer of semiconductors and infrastructure software services. We bought this stock in December 2022 after a period of weakness associated with the tech sector. It has strong cash flows, with 5yr compound annual growth rate of Cash Flow from Operations and Free Cash Flow of 20.6% and 24.4% respectively. The company has a 12-month trailing net dividend yield of 3%, which is above both the 5 year and 10-year averages (2.99% and 2.2%) and looks to be value compressed with a 13.6x PE1 multiple, below both the 5 year and 10-year averages (15.0x and 14.5x respectively).

These stocks replaced KT&G (Korea Tobacco and Ginseng) and clothing designer and maker, China Lilang, which were sold during the year. KT&G has a high historic yield of over 6% but does not, in our view, have the earnings growth to support it over the long term. Some excitement over its tie-up with Philip Morris and the prospect of access to new markets does not fire us with enthusiasm. At the end of last year, the company announced the indefinite suspension of its US business on regulatory grounds and thus we think the company's moves are primarily defensive or compensatory.

China Lilang is a designer and retailer of men’s clothing and was one of the smallest companies by market capitalisation in the portfolio. The business is well-managed and has demonstrated the ability to adapt to changing economic conditions. The Covid period has proven to be especially challenging however, and its comparatively smaller scale leaves the business vulnerable in our view. This, and the diminishing liquidity of its shares over the last two years have led us, a little reluctantly, to sell the position.

3.	PORTFOLIO POSITION

The portfolio maintains a diversified exposure across sectors and geographies.

●           Consumer discretionary exposure for example is made up of clothing manufacturers and retailers, a car parts and equipment maker, electronics retailing, home furnishings and household appliances in Australia, China, Korea and Taiwan.

●           Financials exposure is made up of commercial banks, diversified financial groups, life insurance and reinsurance in China, Hong Kong, Korea, Singapore, Thailand and Japan (via US-listed Aflac).

●           The technology segment is more concentrated geographically with six holdings listed in Taiwan, one in India and two in the US. However, they serve a global market and they are divided between semiconductor makers or designers, electronic components makers, hardware, IT consulting, infrastructure software and manufacturing services. Broadcom, Elite Material, TSMC and Tech Mahindra derive revenue from both consumer electronics and IT infrastructure; the rest are more exposed to consumer electronics.

●           Real estate comprises four positions, three of which are Real Estate Investment Trusts (REITs) listed in Hong Kong and Singapore which offer a steady income stream from rental income from industrial, commercial and retail properties in Australia, China, Hong Kong, Singapore, UK and US.

The largest country exposures in the Fund are to China at 32% followed by Taiwan at 19%, Australia and Singapore at 8%. China exposure is below the benchmark weight; Singapore is 6.5% over and Taiwan is 4% over. Australia is 10% below the benchmark weight and Korea is 7.5% under-weight.

The Fund’s Chinese exposure is mainly focussed on the domestic market with only Shenzhou International (a 2.8% position) having significant overseas exposure as a supplier of fabrics to apparel makers like Adidas, Nike and Uniqlo. Of the 32% overall China exposure 9% is to consumer discretionary, 8% to banks, 2% - 3% to each of communication services (video games), dairy, health care, insurance, property and utilities.

The portfolio is 71% focused on companies with regional sales and 29% exposed to overseas markets. There is a 66% exposure to Emerging Asia and 34% exposure to Developed Asia (Australia, Hong Kong, New Zealand and Singapore). The split between Consumer and non-Consumer is more subjective. Most banks we treat as non-consumer unless they lean heavily into consumer finance and private customers. We treat general and life insurance as primarily Consumer whereas we treat re-insurance as non-Consumer. Some technology component makers supply commercial customers, but where the end products are mainly consumer electronics, we categorise them as Consumer. We assess the split between Consumer and non-Consumer at 59% and 40%.

4.	OUTLOOK

Our global outlook is shaped by expectations for US inflation, US interest rates and global growth prospects. The regional outlook is heavily influenced by China re-opening this year and over the 2023/2024 period, by expectations of possible recession followed by recovery. Finally, we discuss the prospects for the Fund whose investment strategy, while affected by macro conditions especially through valuations, is focused upon the operational strength and cash flow generation of the companies themselves.

Our expectation for US inflation and interest rates is more cautious than that of the broader market because while we can see headline inflation coming down (driven by falling commodity and transportation costs and by the base effect for year-on-year comparisons) we think that underlying price pressures may still be there. Inflation may slow, in other words, but prices may still be rising. We think the Federal Reserve is very aware of this and for that very reason may move rates higher and keep them there for longer than the market currently expects.

Global growth expectations have been scaled back in recent months as the lagged effect of higher interest rates continues to be felt. The World Bank in the January 2023 publication of its Global Economic Perspectives cut its estimated for World GDP growth to 1.7% for the coming year, half the level of its June 2022 forecast. The bright spots according to the World Bank are Asia, the Middle East and Africa. The story of a widening economic growth differential between Asia and the US from a gap of 1.8% in 2022 (3.7% vs 1.9%) to 4.3% in 2023 (4.7% in Asia vs 0.4% in the US) is a big part of the bull case for Emerging vs Developed markets this year. The cautionary note is that much of this is riding on a China re-opening story playing out as hoped with no additional disruptions or shocks.

The Fund’s outlook for the coming year looks attractive, especially following the recent weakness in absolute terms (outperformance, notwithstanding). Average annual earnings growth for the Fund over the next two years is forecast to be 6.6% compared to the 8% for the benchmark. The 2023 valuation multiple of 9.6x is some 12% below its average since launch of 10.8x and the discount to market of 19% is 5% below the average discount of 14% since launch. If the portfolio companies achieve an earnings growth trajectory which at 6.6% would be in line with their long run average, we think there is every reason to hope the valuation will also move back in line.

Edmund Harriss and Mark Hammonds
January 2023

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principles or from social, economic or political instability in other nations. Emerging markets involve heightened risks related to the same factors as well as increased volatility and lower trading volume.

The companies in which the Fund invests may be subject to rapid changes in technology, intense competition, rapid obsolescence of products and services, loss of intellectual property protections, evolving industry standards and frequent new product productions and changes in business cycles and government regulations.

These risks could adversely affect the value of companies in which the Fund invests. Limitations on applications for autonomous or electric vehicles could adversely affect the value of companies in which the Fund invests.

The MSCI AC Pacific Ex-Japan Index is a market capitalization weighted index that monitors the performance of stocks from the Pacific region, excluding Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay. The index is unmanaged and not available for investment, and do not incur expenses.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Asia Pacific Dividend Builder ETF
FUND PERFORMANCE AND SUMMARY
As of December 31, 2022 (Unaudited)

Average Annual Returns December 31, 2022	One Year	Five Years	Ten Years
SmartETFs Asia Pacific Dividend Builder ETF - NAV	-16.92%	1.15%	4.85%
SmartETFs Asia Pacific Dividend Builder ETF - Market	-18.02%	0.96%	4.75%
MSCI AC Pacific ex-Japan Index NR	-18.75%	-0.65%	3.10%

The SmartETFs Asia Pacific Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Asia Pacific Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021 reflects the predecessor mutual fund's NAV.

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI All Country Pacific Free ex-Japan Index (MSCI AC Pacific ex-Japan Index) is a free float-adjusted, capitalization-weighted index that is designed to measure equity market performance in the Pacific region including Japan. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at December 31, 2022

Shares	Common Stocks: 99.7%	Value ($)
	Australia: 9.8%
6,881	Corporate Travel Management Ltd.	$69,009
3,007	JB Hi-Fi Ltd.	85,885
36,910	Metcash Ltd.	100,018
3,853	Sonic Healthcare Ltd.	78,621
		333,533
	China: 32.3%
156,000	China Construction Bank Corp. - H Shares	97,730
67,000	China Medical System Holdings	105,407
14,000	China Merchants Bank Co., Ltd. - H Shares	78,290
41,500	China Overseas Land & Investment Ltd.	109,525
20,000	China Resources Gas Group Ltd.	75,075
17,700	Inner Mongolia Yili Industrial Group Co., Ltd. - A Shares	79,286
178,000	Industrial and Commercial Bank of China Ltd. - H Shares	91,673
1,016	NetEase Inc. - ADR	73,792
15,500	Ping An Insurance Group Company of China Ltd. - H Shares	102,565
8,400	Shenzhou International	94,487
40,900	Suofeiya Home Collection - A Shares	107,324
11,994	Zhejiang Supor Cookware - A Shares	85,719
		1,100,873
	Hong Kong: 6.2%
34,500	BOC Hong Kong Holdings Ltd.	117,570
12,598	Link REIT/The	92,481
		210,051

	India: 2.7%
7,630	Tech Mahindra LTD	93,687

	Malaysia: 3.3%
114,700	Public Bank Bhd	112,487

	Singapore: 10.2%
52,354	Capland Ascendas - REIT	107,100
74,200	CapitaLand Mall Trust - REIT	113,012
4,986	DBS Group Holdings Ltd.	126,269
		346,381

	South Korea: 4.7%
11,328	Hanon Systems	72,785
15,998	Korean Reinsurance Co	86,528
		159,313

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at December 31, 2022

Shares	Common Stocks: 99.7%	Value ($)
	Taiwan: 19.2%
18,000	Catcher Technology Co., Ltd.	$98,988
19,000	Elite Material Co., Ltd.	105,724
29,517	Hon Hai Precision Industry Co., Ltd.	95,954
1,400	Largan Precision Co., Ltd.	92,936
8,000	Nien Made Enterprise Co., Ltd.	76,665
10,500	Novatek Microelectronics Corp.	107,798
991	Taiwan Semiconductor Manufacturing Co., Ltd.	73,820
		651,885

	Thailand: 3.5%
41,300	Tisco Financial Group PCL/Foreign	118,366

	United States: 7.8%
1,885	Aflac Inc.	135,607
64	BROADCOM INC	35,784
846	QUALCOMM Inc.	93,009
		264,400

	Total Common Stocks (Cost $3,043,192)	3,390,976

	Total Investments (Cost $3,043,192): 99.7%	3,390,976
	Other Assets in Excess of Liabilities - 0.3%	9,857
	Net Assets: 100.0%	$3,400,833

ADR - American Depository Receipt

PCL - Public Company Limited

REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF
Schedule of Investments
at December 31, 2022

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Financial	43.8%
Consumer, Cyclical	17.4%
Technology	14.0%
Industrial	11.6%
Consumer, Non-cyclical	10.7%
Utilities	2.2%
Total Investments	99.7%
Liabilities in Net Excess of Other Assets	0.3%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF
ANNUAL REPORT FOR THE PERIOD ENDED
DECEMBER 31, 2022

Average annualized Total returns	1 Year	3 Years	5 Years	10 Years
dividend Builder ETF (Net Asset Value)	-9.39%	7.93%	8.84%	10.03%
dividend Builder ETF (Market Price)	-9.01%	8.04%	8.91%	10.07%
Benchmark Index:
MSCI World Index (Net Return)	-18.14%	4.94%	6.13%	8.85%

The Fund’s total expense ratio is 1.08% and the net expense ratio is 0.65%. The Adviser has contractually agreed to reduce its fees and/or pay ETF expenses in order to limit the Fund's total annual operating expenses to 0.65% through June 30, 2025. For the Fund’s current one-year expense ratios, please refer to the Financial Highlights section of this report.

The SmartETFs Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021 reflects the predecessor mutual fund’s NAV.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.SmartETFs.com, or calling (866) 307-5990.

Total returns for certain periods reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

Shares of ETFs are bought and sold at market price (not NAV) and are not individually redeemed from the ETF. Brokerage commissions will reduce returns. SmartETFs NAVs are calculated using prices as of 4:00 PM Eastern Time. The closing price is the Mid-Point between the Bid and Ask price as of the close of exchange. Closing price returns do not represent the returns you would receive if you traded shares at other times

Review

2022 was a tumultuous year for global equity markets, which had to contend with a range of geopolitical and economic headwinds after the Covid-era fallout. Inflation measures reached 40-year highs resulting from ultra-stimulative fiscal and monetary policies, supply chain disruptions, shifting consumer spend towards goods from services, robust employment and wage gains, the Russia-Ukraine war, and China’s zero-covid policies.

Global equity markets saw broad based declines as a new set of market conditions played out. Since the Global Financial Crisis in 2007/08, and broadly over much of the past 40 years, developed equity markets have benefited from the low interest rate, high growth environment. Low interest rates have also been supported by cheap and available capital led by accommodative central bank policies including quantitative easing and asset purchases. However, as the ‘transitory’ narrative maintained throughout 2021 by central bankers (and in particular the Fed) started to unwind, a rapid and widespread monetary policy shift occurred. The Fed started reducing its bond purchases in November 2021 and began raising interest rates in March 2022, kicking off one of the quickest rate-hiking cycles on record, as central banks around the world followed suit. Over 80 central banks tightened in 2022, including 15 of the 20 most important central banks for markets globally. The Fed hiked the overnight funds rates by 425bps across the final seven meetings in 2022 - the equivalent of 17 25bp rate hikes. At the start of 2022, markets were pricing in just three 25bp rate hikes.

Jittery markets over the past year were accompanied by similar weak performance across all regions bar the UK. The US equity market - which has the largest weighting in the benchmark Index - fared poorly given its greater exposure to growth sectors, whilst the UK was the best performing region given its higher weighting to defensive areas of the market.

Source: Bloomberg, data as of December 31st, 2022

Inflation was the predominant force driving global markets in 2022. Over 2022, US prices increased by 7.1%, Eurozone by 10%, UK by 10.7% and certain developing market outliers saw triple digit inflation. Food (+10.3% YoY) and Energy (+13% YoY) were particularly large drivers in the US and also impacted global prices with equal effect. However, the US is currently experiencing lower inflation than many of its developed market peers, in part due to more normalized commodity prices and moderating service inflation.

Over the year, a handful of exogenous shocks, particularly on the supply side, also drove prices higher. Namely, China’s Covid lockdowns and the Russian invasion of Ukraine proving two of the most significant factors. China’s Zero-Covid policy, whilst somewhat abating at present, caused significant disruption to global trade routes, and caused container shipping prices to remain at elevated levels, before easing over the back end of the year. Furthermore, the Russian invasion of Ukraine in February brought havoc to commodity markets with key material shortages from wheat, barley, and grain causing food shortages whilst a limited oil and natural gas supply to western markets, caused energy prices to surge.

In response to the exogenous shocks and shifting economic conditions, central banks were forced to tighten rates with some vigour - particularly given the magnitude of loose monetary policy over the past two years. The Bank of England first increased rates in February, the Fed in March, and the ECB in July. Since then, the past six months have seen the most rapid tightening of western monetary policy in more than two decades, with the Fed, ECB, and Bank of England all increasing in 75bp increments, and the central banks of Canada and Australia raising by 100bps. In short, the speed and scale of increases has been unprecedented in recent times.

Source: Bloomberg, data as of December 31st, 2022

All sectors, bar Energy, saw declines in 2022. Driven by hawkish monetary policy, defensive sectors fared better than cyclical ones, and we also saw that the areas of the market that performed strongly over 2020 and 2021 (growth stocks, unprofitable technology, software) corrected most strongly, weakening investor sentiment. Information Technology and Communications closed the year down -31% and 37% respectively after performing strongly over the last couple of years, whilst the Consumer Discretionary sector also performed poorly, ending the year down -33%. Behind the poor performance was a significant decline in real incomes given high inflation and the erosion of consumer purchasing power, which presented a challenge for companies reliant on discretionary spend. Since tighter monetary policy is designed to slow the economy, investors focused on the difficulty the Fed would likely have in achieving a soft landing, and thus the strong likelihood of a recession, with an associated effect of a fall in earnings.

Aforementioned exogenous events (Chinese lockdowns and the Ukraine conflict) further undercut market sentiment, however, the Energy sector emerged as a clear beneficiary. The MSCI World Energy closed the year up +48%, as a combination of Russian energy diversion from Western markets, sweeping OPEC production cuts, and sustained demand from reopening economies caused prices to soar. Natural gas hit a peak of 9.2 USD/MMBtu in August 2022, a 300% increase from January, whilst Brent Crude hit $120 a barrel. Whilst the Energy sector, which the Fund does not own, was a clear beneficiary of higher prices, the impacts of higher input cost were felt throughout the economy, especially for the energy intensive Materials and Industrials sectors.

In the Fund, over the course of the year, being overweight Consumer Staples and underweight IT and Consumer Discretionary sectors benefitted relative performance. Further, strong stock selection within the IT, Industrials and Consumer Staples sectors also aided the Fund’s performance. Having zero exposure to Communication Services and Banks was beneficial over the year, whilst owning no Energy stocks proved a drag.

When we look at how individual companies within the portfolio performed in 2022, we see that out of the top ten, we have four Industrials (BAE Systems, Emerson Electric, Atlas Copco, Raytheon Technologies), two Consumer Staples (BATS, Mondelez), two Health Care (AbbVie, Novo Nordisk), and two financial stocks (Aflac, Arthur J Gallagher). This highlights the benefit of our moderate dividend yield and sector-agnostic approach, which can identify opportunities outside of the traditional high-yield or ‘defensive’ areas typically associated with income funds.

Dividend Update

Based on year-end prices, the Fund had a 12-month trailing dividend yield of 1.91% (net of withholding taxes) vs the benchmark MSCI World Index dividend yield of 2.27% (gross of withholding taxes). In the Fund, the average dividend growth across all 35 companies was 7.8%.

In 2022, out of our 35 holdings:

●	30 companies grew their dividend. The average dividend growth of these companies was 9.1%.

●	5 companies kept their dividend flat

●	0 companies cut their dividend

●	0 companies cancelled their dividend

○	This follows the Fund seeing 0 dividend cancellations in 2021 and 2020.

Activity

In 2022 we sold 4 positions and replaced them with 4 new positions, leaving the portfolio with 35 positions at the end of the year. All four changes were made in the third quarter of the year.

We sold positions in British American Tobacco, Imperial Brands, BAE Systems and Raytheon Technologies. The four companies we sold each ranked within the top five best performing companies in the portfolio between the start of the year and the date of sale, and we felt that there was an opportunity to bank the strong relative performance of these names.

As part of our one-in-one-out process, we bought new positions in Coca Cola, Mondelez, Emerson Electric and Atlas Capco.

In terms of sector allocation, having bought and sold two Consumer Staple stocks and two Industrial stocks, the overall positioning of the Fund remained largely unchanged. Regionally, the changes increased our US and European ex-UK exposure, whilst reducing our UK exposure.

Portfolio Positioning

We continue to maintain a fairly even balance between quality defensive and quality cyclical/growth companies. We have approximately 45% in quality defensive companies (e.g. Consumer Staples and Healthcare companies) and around 55% in quality cyclical or growth-oriented companies (e.g. Industrials, Financials, Consumer Discretionary, Information Technology, etc.)

The Fund also has zero weighting to Energy, Utilities, Materials, Real Estate and Communications. The largest overweight is to Consumer Staples.

Sector breakdown of the fund versus MSCI World Index.

Source: Guinness Atkinson Asset Management, Bloomberg. Data as of December 31st, 2022

In terms of geographic exposure (chart below), the largest overweight remains Europe ex-UK, though we are diversified around the world with 60% in the US, 33% in Europe and 5% in Asia-Pacific. Within the Asia-Pacific region we have one company listed in Taiwan (Taiwan Semiconductor) and one company listed in Australia (Sonic Healthcare).

Regional breakdown of the fund versus MSCI World Index. Source:

Guinness Atkinson Asset Management, Bloomberg. Data as of December 31st, 2022

Outlook

The four key tenets to our approach are: quality, value, dividend, and conviction. We follow these metrics at the portfolio level to make sure we are adhering to them.

Whilst the Fund tends to trade at a discount to the broader market, at the end of the year the Fund was trading on 18.5x 2023 expected earnings; a c.22% premium to the broad market. This has been as a result of the Fund’s relative outperformance in the near term and potentially reflects a market multiple which is already discounting a drop in earnings. If the ‘E’ in the market P/E ratio is actually expected to fall (as many commentators are alluding to, due to the slow reaction of company analysts to a changing macro environment) then, all things equal, the P/E ratio of the market should, in fact, be higher. This blunt analysis also assumes that the Fund’s ‘E' is less likely to fall - which we can argue makes sense given the higher quality characteristics seen across the Fund’s holdings. We will have to wait and see how this progresses in 2023, but it is clear that the market is anticipating the upcoming earnings seasons to result in downgrades of earnings at the index level. We also note the outsized effect of the Energy sector on Index multiples today. Despite accounting for approximately 6% of the benchmark, the Energy sector currently trades at P/E levels of 7.7X 2023 and looking at the benchmark ex-Energy we estimate the P/E to be around 16.1X, a c.15% discount to the Fund.

As we look ahead to 2023, we are confident that the companies in the portfolio are well placed from a pricing power perspective, and we note the defensive nature of the portfolio gives us confidence heading into what, currently, appears uncertain markets. We believe the holdings we have selected in the Fund remain very robust and are well placed to weather whatever the new year brings; our perpetual approach of focusing on quality compounders and dividend-growers should continue to stand us in good stead in our search for rising income streams and long-term capital growth.

As ever, we would like to thank you for your continued support, and we wish you all a prosperous 2023.

Matthew Page & Ian Mortimer

January 2023

The Fund’s strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund invests in foreign securities, which involve political, economic and currency risks, greater volatility, and differences in accounting methods. These risks are greater for emerging markets. The Fund invests in small- or mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. When inflation rate is greater than expected, that markets may respond differently to changes in the inflation rate than the Advisor expects, or inflation may manifest in such a way that the Fund is unable to provide reasonable protection against inflation.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index is unmanaged and is not available for investment, and does not incur expenses.

The S&P 500 Index is a free float-adjusted market capitalization weighted index of the 500 largest publicly traded companies in the US. One cannot invest directly in an index

PER or P/E – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

Earnings growth is not a measure of the Fund’s future performance.

SEC 30-day Yield:

Subsidized (after waivers) - 1.61%

Unsubsidized - 0.97%

The unsubsidized SEC yield is calculated with a standardized formula mandated by the SEC. The formula is based on maximum offering price per share and does not reflect waivers in effect.

Dividend yield is calculated by annualizing the last quarterly dividend paid and dividing it by the current share price.

Diversification does not assure a profit nor protect against loss in a declining market.

Please refer to the Schedule of Investments for details on Fund holdings. Current and future portfolio holdings are subject to risk.

The information provided herein represents the opinion of Guinness Atkinson Asset Management, Inc. for the period stated and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions, Fund holdings and sector allocations are subject to change at any time, and are not recommendations to buy or sell any security.

SmartETFs Dividend Builder ETF

FUND PERFORMANCE AND SUMMARY

As of December 31, 2022 (Unaudited)

Average Annual Returns December 31, 2022	One Year	Five Years	Ten Years
SmartETFs Dividend Builder ETF - NAV	-9.39%	8.84%	10.03%
SmartETFs Dividend Builder ETF - Market	-9.01%	8.91%	10.07%
MSCI World Index NR	-18.14%	6.13%	8.85%

The SmartETFs Dividend Builder ETF acquired the assets and liabilities of the predecessor mutual fund, the Guinness Atkinson Dividend Builder Fund, on March 26, 2021. As a result of the transaction, the Fund adopted the accounting and performance history of its predecessor mutual fund Performance results shown prior to March 26, 2021, reflect the performance of the predecessor mutual fund. The Market Price returns shown prior to March 26, 2021 reflects the predecessor mutual fund's NAV.

The performance data quoted represents past performance and past performance is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of theFund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.smartetfs.com.

Total returns reflect the reinvestment of distributions made by the Fund, if any. The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Fund's shares are listed on an exchange. The price of the Fund's shares is based on market price, and because the exchange-traded fund shares trade at market prices rather and net asset value, shares may trade at a price greater than net asset value (premium) or less than net asset value (discount).

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Net Return reflects deduction for withholding tax but reflects no deduction for fees and expenses. Net Return is net of local withholding taxes that any investor would pay.

SmartETFs Dividend Builder ETF

Schedule of Investments

at December 31, 2022

Shares	Common Stocks: 96.9%	Value ($)
	Australia: 2.8%
28,269	Sonic Healthcare Ltd.	$576,831

	Denmark: 3.1%
4,755	Novo Nordisk A/S	642,059

	France: 5.6%
11,262	Danone SA	593,516
4,119	Schneider Electric SE	576,395
		1,169,911
	Germany: 5.5%
3,279	Deutsche Boerse AG	566,541
8,430	Henkel AG & Company KGaA	586,761
		1,153,302
	Ireland: 2.8%
7,667	Medtronic PLC	595,879

	Sweden: 2.6%
46,457	Atlas Copco	548,072

	Switzerland: 8.3%
19,189	ABB Ltd.	582,227
5,047	Nestle SA	584,705
1,850	Roche Holding AG	581,126
		1,748,058
	Taiwan: 2.6%
7,426	Taiwan Semiconductor Manufacturing Co., Ltd.	553,163

	United Kingdom: 8.3%
12,823	Diageo PLC	565,836
8,270	Reckitt Benckiser Group PLC	575,286
11,726	Unilever PLC	592,846
		1,733,968
	United States: 55.3%
3,657	AbbVie Inc.	591,008
8,429	Aflac Inc.	606,382
3,042	Arthur J Gallagher & Co.	573,539
848	BlackRock Inc.	600,918
1,127	Broadcom Inc.	630,140
12,199	Cisco Systems Inc.	581,160
3,310	CME Group Inc.	556,610
3,758	Eaton Corp. PLC	589,818
6,303	Emerson Electric Co.	605,466
2,673	Illinois Tool Works Inc.	588,862
3,347	Johnson & Johnson	591,248
2,390	Microsoft Corp.	573,170
8,869	Mondelez International Inc.	591,119
7,648	Otis Worldwide Corp.	598,915

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at December 31, 2022

Shares	Common Stocks: 96.9%	Value ($)
	Common Stocks (Continued)
	United States (Continued)
4,872	Paychex Inc.	$563,008
3,276	PepsiCo Inc.	591,842
4,014	Procter & Gamble Co/The	608,362
3,386	Texas Instruments Inc.	559,435
9,435	The Coca-Cola Co. - ADR	600,160
13,470	VF Corp.	371,907
		11,573,069

	Total Common Stocks (Cost $16,448,327)	20,294,312

	Total Investments in Securities (Cost $16,448,327): 96.9%	20,294,312
	Other Assets less Liabilities: 3.1%	648,993
	Net Assets: 100.0%	$20,943,305

ADR - American Depository Receipt

PLC - Public Limited Company

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

Schedule of Investments

at December 31, 2022

Industry Breakdown	Percent of Total Net Assets
Common Stocks
Consumer, Non-cyclical	45.2%
Industrial	19.5%
Financial	13.9%
Technology	13.7%
Communications	2.8%
Consumer, Cyclical	1.8%
Total Investments	96.9%
Other Assets in Excess of Liabilities	3.1%
Total Net Assets	100.0%

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2022

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Assets:
Investments in securities, at cost	$11,526,529	$2,189,674	$5,347,872
Investments in securities, at value	$9,934,979	$1,077,421	$4,862,201
Cash	212,585	75,193	293,723
Foreign currency, at value
(Cost $0, $0, and $67, respectively)	-	-	67
Receivables:
Dividends receivable	53,755	414	4,632
Tax reclaim	15,273	103	3,391
Due from Advisor, net	-	8,104	8,887
Total Assets	$10,216,592	$1,161,235	$5,172,901

Liabilities:
Due to Advisor, net	3,166	-	-
Custody fees and expenses	-	8,368	7,110
Transfer agent fees and expenses	-	5,421	5,129
Fund Accounting expense	-	5,526	6,169
Audit fees payable	13,000	13,000	13,000
Printing	-	1,131	528
Legal fees payable	25	443	70
CCO fees payable	381	654	151
Trustee's fees payable	35	70	77
Fund Administration fees	-	122	147
Other accrued payable	-	254	240
Total Liabilities	16,607	34,989	32,621

Net Assets	$10,199,985	$1,126,246	$5,140,280

Composition of Net Assets:
Paid-in capital	$11,919,022	$2,431,568	$5,787,554
Total distributable earnings	(1,719,037)	(1,305,322)	(647,274)
Net Assets	$10,199,985	$1,126,246	$5,140,280

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	300,002	90,001	180,000
Net Asset Value, Offering and Redemption Price Per Share	$34.00	$12.51	$28.56

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF ASSETS AND LIABILITIES

at December 31, 2022

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Assets:
Investments in securities, at cost	$3,043,192	$16,448,327
Investments in securities, at value	$3,390,976	$20,294,312
Cash	27,811	593,344
Foreign currency, at value (Cost $5 and $0)	5	-
Receivables:
Dividends receivable	11,514	32,024
Tax reclaim	-	57,736
Due from Advisor, net	13,782	4,399
Total Assets	$3,444,088	$20,981,815

Liabilities:
Payable for securities purchased	2,436	-
Deferred foreign tax liability	1,085	-
Custody fees and expenses	11,050	10,392
Audit fees payable	13,000	13,000
Transfer agent fees and expenses	5,587	5,311
Fund Accounting expense	5,567	5,321
Legal fees payable	202	296
CCO fees payable	418	562
Printing	2,676	2,740
Fund Administration fees	88	105
Trustee's fees payable	183	200
Other accrued payable	963	583
Total Liabilities	43,255	38,510

Net Assets	$3,400,833	$20,943,305

Composition of Net Assets:
Paid-in capital	$3,069,272	$17,059,896
Total distributable earnings	331,561	3,883,409
Net Assets	$3,400,833	$20,943,305

Number of shares issued and outstanding
(unlimited number of shares authorized, no par value)	257,305	909,899
Net Asset Value, Offering and Redemption Price Per Share	$13.22	$23.02

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF
Investment Income:
Dividends*	$246,648	$2,463	$57,333
Total income	246,648	2,463	57,333

Expenses:
Advisory fees	84,750	11,554	40,416
Custody fees and expenses	-	20,058	28,978
Transfer agent fees and expenses	-	15,458	18,557
Printing	-	4,618	10,399
Legal fees	3,889	619	4,194
Audit fees	13,000	13,000	13,000
Fund Accounting expense	-	39,345	36,067
Listing fees	-	10,000	-
CCO fees and expenses	7,320	5,421	5,776
Trustees' fees and expenses	5,783	4,292	4,566
Miscellaneous	-	1,688	3,159
Fund Administration expense	-	831	2,492
Insurance	-	162	354
Total expenses	114,742	127,046	167,958
Less: fees waived and expenses absorbed	(29,992)	(115,492)	(127,530)
Net expenses	84,750	11,554	40,428
Net Investment Income (Loss)	161,898	(9,091)	16,905

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	(126,845)	(190,277)	(88,858)
Investments in-kind	330,295	(68,171)	-
Foreign Currency	(6,053)	(170)	(385)
	197,397	(258,618)	(89,243)
Net change in unrealized appreciation (depreciation) on:
Investments	(4,795,176)	(1,234,267)	(647,209)
Foreign Currency	165	3	(90)
	(4,795,011)	(1,234,264)	(647,299)
Net realized and unrealized loss on investments and foreign currency	(4,597,614)	(1,492,882)	(736,542)

Net Decrease in Net Assets Resulting from Operations	$(4,435,716)	$(1,501,973)	$(719,637)

*	Net of foreign taxes withheld of $31,604, $262 and $5,021, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF OPERATIONS

For the year ended December 31, 2022

	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Investment Income:
Dividends*	$160,767	$580,892
Total income	160,767	580,892

Expenses:
Advisory fees	27,267	98,601
Custody fees and expenses	46,964	30,292
Transfer agent fees and expenses	12,965	13,173
Audit fees	13,000	13,000
Fund Accounting expense	40,270	42,164
Listing fees	10,000	10,000
Printing	9,615	10,078
CCO fees and expenses	5,738	8,574
Legal fees	3,196	18,012
Trustees' fees and expenses	4,547	6,792
Fund Administration expense	1,759	10,598
Miscellaneous	3,673	4,583
Insurance	328	1,818
Interest expense	12	-
Total expenses	179,334	267,685
Less: fees waived and expenses absorbed	(150,964)	(125,261)
Net expenses	28,370	142,424
Net Investment Income	132,397	438,468

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
Net realized gain (loss) on:
Investments	6,321	847,502
Deferred foreign taxes	(7)	-
Foreign Currency	(1,499)	(2,653)
	4,815	844,849
Net change in unrealized appreciation (depreciation) on:
Investments	(867,796)	(3,563,209)
Deferred foreign taxes	13,337	-
Foreign Currency	(36)	(1,419)
	(854,495)	(3,564,628)
Net realized and unrealized loss on investments and foreign currency	(849,680)	(2,719,779)

Net Decrease in Net Assets Resulting from Operations	$(717,283)	$(2,281,311)

*	Net of foreign taxes withheld of $18,300 and $19,158, respectively.

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Smart Transportation & Technology ETF

	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE IN NET ASSETS FROM:
Operations:
Net Investment income	$161,898	$153,005
Net realized gain on investments and foreign currency	197,397	16,445
Net change in unrealized appreciation (depreciation) on
investments and foreign currency	(4,795,011)	1,505,323
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,435,716)	1,674,773

Distributions to Shareholders:
Net Dividends and distributions	(237,271)	(91,000)
Return of Capital	(8,731)
Total distribution to shareholders	(246,002)	(91,000)

Capital Transactions:
Proceeds from shares sold	-	7,889,267
Transaction fees	1,016	5,547
Cost of shares redeemed	(1,727,720)	-
Net Increase (Decrease) in Net Assets from Capital Transactions	(1,726,704)	7,894,814

Total Increase (Decrease) in Net Assets	(6,408,422)	9,478,587

Net Assets:
Beginning of period	16,608,407	7,129,820
End of period	$10,199,985	$16,608,407

Capital Share Activity:
Shares sold	-	175,000
Shares issued on reinvestment	-	-
Shares redeemed	(50,000)	-
Net Increase (Decrease) in Share Transactions	(50,000)	175,000

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Advertising & Marketing Technology ETF		Sustainable Energy II ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2022	Year Ended December 31, 2021
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income (loss)	$(9,091)	$(16,321)	$16,905	$13,978
Net realized gain (loss) on investments and foreign currency	(258,618)	(2,990)	(89,243)	123,443
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(1,234,264)	122,074	(647,299)	66,947
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,501,973)	102,763	(719,637)	204,368

Distribution to Shareholders
Net dividend and distributions	-	-	(66,600)	(156,600)
Total distributions to shareholders	-	-	(66,600)	(156,600)

Capital Transactions:
Proceeds from shares sold	670,890	2,338,370	-	4,974,083
Transaction fees	2,127	-	-	(242)
Cost of shares redeemed	(738,428)	-	-	-
Net Increase (Decrease) in Net Assets from Capital Transactions	(65,411)	2,338,370	-	4,973,841

Total Increase (Decrease) in Net Assets	(1,567,384)	2,441,133	(786,237)	5,021,609

Net Assets:
Beginning of period	2,693,630	252,497	5,926,517	904,908
End of period	$1,126,246	$2,693,630	$5,140,280	$5,926,517

Capital Share Activity:
Shares sold	50,000	90,000	-	150,000
Shares issued on reinvestment	-	-	-	-
Shares redeemed	(60,000)	-	-	-
Net Increase (Decrease) in Share Transactions	(10,000)	90,000	-	150,000

The accompanying notes are an integral part of these financial statements.

SmartETFs

STATEMENTS OF CHANGES IN NET ASSETS

	Asia Pacific Dividend Builder ETF		Dividend Builder ETF
	Year Ended December 31, 2022	Year Ended December 31, 2021^	Year Ended December 31, 2022	Year Ended December 31, 2021^
INCREASE/(DECREASE) IN NET ASSETS FROM:
Operations:
Net Investment income	$132,397	$120,107	$438,468	$497,556
Net realized gain on investments and foreign currency	4,815	379,714	844,849	2,830,158
Net change in unrealized appreciation (depreciation) on investments, deferred foreign taxes, and foreign currency	(854,495)	(56,448)	(3,564,628)	1,955,119
Net Increase (Decrease) in Net Assets Resulting from Operations	(717,283)	443,373	(2,281,311)	5,282,833

Distributions to Shareholders:
Net Dividends and distributions	(100,349)	(598,780)	(1,246,562)	(1,151,828)
Total distribution to shareholders	(100,349)	(598,780)	(1,246,562)	(1,151,828)

Capital Transactions:
Proceeds from shares sold	-	453,040	-	5,627,119
Reinvestment of distributions	-	11,729	-	139,178
Transaction fees	-	779	-	-
Cost of shares redeemed	-	(265,942)	-	(7,481,140)
Net Increase (Decrease) in Net Assets from Capital Transactions	-	199,606	-	(1,714,843)

Total Increase (Decrease) in Net Assets	(817,632)	44,199	(3,527,873)	2,416,162

Net Assets:
Beginning of period	4,218,465	4,174,266	24,471,178	22,055,016
End of period	$3,400,833	$4,218,465	$20,943,305	$24,471,178

Capital Share Activity:
Shares sold	-	24,540	-	241,629
Shares issued on reinvestment	-	634	-	5,961
Shares redeemed	-	(14,581)	-	(306,086)
Net Increase (Decrease) in Share Transactions	-	10,593	-	(58,496)

^	Prior to March 27, 2021, the Funds were operating as a traditional open-end mutual fund.

The accompanying notes are an integral part of these financial statements.

SmartETFs Smart Transportation & Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended			For the Period November 14, 2019*
	December 31, 2022	December 31, 2021	December 31, 2020	to December 31, 2019
Net asset value, beginning of period	$47.45	$40.74	$26.36	$25.00

Investment operations:
Net investment income	0.56	0.44	0.06	0.02
Net realized and unrealized gain (loss) on investments	(13.19)	6.53	15.42	1.34
Total from investment operations	(12.63)	6.97	15.48	1.36

Distributions to Shareholders from:
Net investment income	(0.77)	(0.22)	(0.08)	-
Realized gain	(0.02)	(0.04)	(1.02)	-
Return of Capital	(0.03)
Total distributions	(0.82)	(0.26)	(1.10)	-

Net asset value, end of period	$34.00	$47.45	$40.74	$26.36

Total return	(26.77%)	17.12%	59.08%	5.43	%(1)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$10.2	$16.6	$7.1	$2.6

Ratio of expenses to average net assets:
Before fee waived	0.92%	0.88%	1.51%	3.87	%(2)
After fees waived	0.68%	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	1.06%	0.87%	(0.45%)	(2.44	%)(2)
After fees waived	1.30%	1.07%	0.38%	0.75	%(2)

Portfolio turnover rate (3)	4.84%	12.20%	16.10%	0.00	%(1)

*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Advertising & Marketing Technology ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Year Ended		For the Period December 31, 2020*
	December 31, 2022	December 31, 2021	to December 31, 2020
Net asset value, beginning of period	$26.94	$25.25	$25.25

Investment operations:
Net investment income (loss)	(0.10)	(0.16)	-
Net realized and unrealized gain (loss) on investments	(14.33)	1.85	-
Total from investment operations	(14.43)	1.69	-

Net asset value, end of period	$12.51	$26.94	$25.25

Total return	(53.56%)	6.69%	0.00	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,126	$2,694	$252

Ratio of expenses to average net assets:
Before fee waived	7.51%	4.90%	810.45	%(2)
After fees waived	0.68%	0.68%	0.68	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(7.37%)	(4.82%)	(810.45	%)(2)
After fees waived	(0.54%)	(0.60%)	0.68	%(2)

Portfolio turnover rate (3)	22.10%	21.14%	0.00	%(1)

*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Sustainable Energy II ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout the period.

	Year Ended		For the Period November 11, 2020*
	December 31, 2022	December 31, 2021	to December 31, 2020
Net asset value, beginning of period	$32.93	$30.16	$25.48

Investment operations:
Net investment income (loss)	0.10	0.08	(0.01)
Net realized and unrealized gain (loss) on investments	(4.10)	3.56	4.69
Total from investment operations	(4.00)	3.64	4.68

Distributions to Shareholders from:
Net investment income	(0.08)	(0.09)	-
Realized gain	(0.29)	(0.78)	-
Total distributions	(0.37)	(0.87)	-

Net asset value, end of period	$28.56	$32.93	$30.16

Total return	(12.23%)	12.11%	18.37	%(1)

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$5,140	$5,927	$905

Ratio of expenses to average net assets:
Before fee waived	3.29%	2.84%	30.82	%(2)
After fees waived	0.79%	0.79%	0.78	%(2)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(2.17%)	(1.76%)	(30.22	%)(2)
After fees waived	0.33%	0.29%	(0.18	%)(2)

Portfolio turnover rate (3)	19.02%	24.21%	4.55	%(1)

*	Commencement of operations.
(1)	Not annualized.
(2)	Annualized.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Asia Pacific Dividend Builder ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
	2022	2021	2020		2019	2018
Net asset value, beginning of period	$16.39	$16.92	$16.58		$14.22	$17.85

Investment operations:
Net investment income	0.51	0.96	0.37		0.51	0.49
Net realized and unrealized gain (loss) on investments and foreign currency	(3.29)	0.84	1.84		2.35	(3.36)
Total from investment operations	(2.78)	1.80	2.21		2.86	(2.87)

Distributions to Shareholders from:
Net investment income	(0.39)	(0.89)	(0.38)		(0.50)	(0.77)
Realized gain	-	(1.44)	(1.49)		-	-
Total distributions	(0.39)	(2.33)	(1.87)		(0.50)	(0.77)

Redemption fee proceeds	-	-	-		- (1)	0.01

Net asset value, end of period	$13.22	$16.39	$16.92		$16.58	$14.22

Total return	(16.92%)	11.27%	13.90%		20.33%	(16.42%)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$3.4	$4.2	$4.2		$4.7	$4.2

Ratio of expenses to average net assets:
Before fee waived	4.94%	3.55%	3.00%		4.02%	3.27%
After fees waived(2)	0.78%	0.86%	1.11	%(3)	1.10%	1.12	%(3)

Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.51%)	(0.04%)	0.98%		0.34%	0.89%
After fees waived	3.64%	2.65%	2.87%		3.26%	3.04%

Portfolio turnover rate (4)	7.27%	27.21%	217.65%		32.99%	23.38%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.78%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 1.10%. See Note 7.
(3)	If interest expense had been excluded, expenses would have been lowered by 0.01%, 0.02% for the year ended December 31, 2020, and 2018, respectively.
(4)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

SmartETFs Dividend Builder ETF

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
	2022	2021	2020	2019	2018
Net asset value, beginning of period	$26.89	$22.77	$20.74	$16.91	$18.09

Investment operations:
Net investment income	0.49	0.50	0.45	0.49	0.44
Net realized and unrealized gain (loss) on investments and foreign currency	(2.99)	4.78	2.00	3.97	(1.17)
Total from investment operations	(2.50)	5.28	2.45	4.46	(0.73)

Distributions to Shareholders from:
Net investment income	(0.44)	(0.48)	(0.42)	(0.50)	(0.45)
Realized gain	(0.93)	(0.68)	- (1)	(0.13)	-
Total distributions	(1.37)	(1.16)	(0.42)	(0.63)	(0.45)

Net asset value, end of period	$23.02	$26.89	$22.77	$20.74	$16.91

Total return	(9.39%)	23.60%	12.26%	26.71%	(4.14%)

Ratios/Supplemental Data:
Net assets, end of period (millions)	$20.9	$24.5	$22.1	$12.9	$8.5

Ratio of expenses to average net assets:
Before fee waived	1.22%	1.04%	1.56%	1.98%	2.00%
After fees waived(2)	0.65%	0.66%	0.68%	0.68%	0.68%

Ratio of net investment income to average net assets:
Before fees waived	1.43%	1.56%	1.43%	1.30%	1.12%
After fees waived	2.00%	1.94%	2.31%	2.60%	2.44%

Portfolio turnover rate (3)	20.66%	18.47%	11.48%	18.51%	23.71%

(1)	Amount represents less than $0.01 per share.
(2)	The Advisor has contractually agreed to limit the operating expenses of the Fund to 0.65%, excluding interests expenses, expenses related to dividends on short positions, brokerage commissions, taxes and other extraordinary expenses. Includes financial information of the predecessor mutual fund for the period prior to March 27, 2021. The predecessor mutual fund's expense cap was 0.68%. See Note 7.
(3)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

Guinness Atkinson™ Funds (the “Trust”), was organized on April 28, 1997 as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust comprises of twelve separate series portfolios, each of which has unique investment objectives and strategies. This report covers five series, which are operated as exchange-traded funds (“ETFs”): SmartETFs Smart Transportation & Technology ETF (“Smart Transportation & Technology ETF”), SmartETFs Advertising & Marketing Technology ETF (“Advertising & Marketing Technology ETF”), SmartETFs Sustainable Energy II ETF (“Sustainable Energy II ETF”), SmartETFs Asia Pacific Dividend Builder ETF (“Asia Pacific Dividend Builder ETF”) and SmartETFs Dividend Builder ETF (“Dividend Builder ETF”) (individually each a “Fund” or collectively the “Funds”). Each Fund is a diversified fund. The investment objective of the Smart Transportation & Technology ETF is long term capital appreciation from investments involved in the manufacture, development, distribution, and servicing of autonomous or electric vehicles. The investment objective of the Advertising & Marketing Technology ETF is long term capital appreciation by investing in publicly-traded equity securities of domestic and foreign companies across multiple sectors that are involved in the development, production or deployment of more targeted and/or more efficient advertising or marketing services. The investment objective of the Sustainable Energy ETF is long term capital appreciation by investing in equity securities of companies that provide or support alternative or renewable sources of energy. The investment objective of the Asia Pacific Dividend Builder ETF is to provide investors with dividend income and long-term capital growth. The investment objective of the Dividend Builder ETF is to seek a moderate level of current income and consistent dividend growth at rate that exceeds inflation. Smart Transportation & Technology ETF commenced operations on November 14, 2019. Advertising & Marketing Technology ETF commenced operations on December 31, 2020. Sustainable Energy II ETF commenced operations on November 11, 2020. The Asia Pacific Dividend Builder ETF and the Dividend Builder ETF commenced operations on March 27, 2021.

Note 2 - Significant Accounting Policies

The Funds are an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Securities Valuations. Securities of the Funds that are traded on a principal exchange (U.S. or foreign) or NASDAQ are valued at the official closing price on each day that the exchanges are open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Funds’ Valuation Committee in accordance with procedures established by the Board of Trustees. Short term investments are stated at cost, combined with accrued interest, which approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

Foreign Currency Transactions. The accounting records of the Funds are maintained in U.S. dollars. Financial instruments and other assets and liabilities of the Funds denominated in a foreign currency, if any, are translated into U.S. dollars at current exchange rates. Purchases and sales of financial instruments, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the date of the transaction. The Funds does not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in values to financial instruments. Such fluctuations are included with the net realized and unrealized gains or losses from investments. Realized foreign exchange gains or losses arise from transactions in financial instruments and foreign currencies, currency exchange fluctuations between the trade and settlement date of such transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including financial instruments, resulting from changes in currency exchange rates. The Funds may be subject to foreign taxes related to foreign income received, capital gains on the sale of securities and certain foreign currency transactions (a portion of which may be reclaimable). All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invests.

NOTES TO FINANCIAL STATEMENTS (Continued)

Illiquid Securities. Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that each Fund limits its illiquid investments that are investments to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Adviser, at any time determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Adviser will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Realized gains and losses from securities transactions are calculated using the identified cost method.

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. The Funds may be subject to foreign taxation related to capital gains on the sale of securities in the foreign jurisdictions in which they invest. When a capital gain tax is determined to apply, the Funds record an estimated deferred tax liability in an amount that may be payable if securities were disposed of on the valuation date.

Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in the Trust in proportion to their respective assets or another appropriate method.

Use of Estimates. The preparation of financial statements in conformity with U.S. accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. For the year ended December 31, 2022, the following table shows the reclassifications made:

	Distributable Earnings	Paid-In Capital
Smart Transportation & Technology ETF	$(330,295)	$330,295
Advertising & Marketing Technology ETF	77,437	(77,437)
Sustainable Energy II ETF	-	-
Asia Pacific Dividend Builder ETF	(25,752)	25,752
Dividend Builder ETF	-	-

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no federal income tax or excise provision is required. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Management of the Funds have evaluated tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax period/year ended December 31, 2019-2021 for the Smart Transportation & Technology ETF, for the period/year ended December 31, 2020-2021 for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF, and for the year ended December 2018-2021 for the Asia Pacific Dividend Builder ETF and the Dividend Builder ETF, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS (Continued)

Indemnifications. Under the Trust's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3 – Valuation of Investments

The Funds utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. The three levels of inputs are as follows:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that a Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

NOTES TO FINANCIAL STATEMENTS (Continued)

The following table summarizes the market value of the Funds’ investments as of December 31, 2022, based on the inputs used to value them:

Smart Transportation & Technology ETF*

Investments	Level 1	Level 2	Level 3
Common Stocks	$9,697,189	$-	$-
Preferred Stocks	237,790	-	-
Total	$9,934,979	$-	$-

Advertising & Marketing Technology ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$1,077,421	$-	$-
Total	$1,077,421	$-	$-

Sustainable Energy II ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$4,862,201	$-	$-
Total	$4,862,201	$-	$-

Asia Pacific Dividend Builder ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$3,390,976	$-	$-
Total	$3,390,976	$-	$-

Dividend Builder ETF*
Investments	Level 1	Level 2	Level 3
Common Stocks	$20,294,312	$-	$-
Total	$20,294,312	$-	$-

*	Please refer to the Schedule of Investments for Industry break out.

Note 4 – Capital Share Transactions

Shares are created and redeemed by the ETFs only in Creation Unit size aggregations of 25,000 Shares for the Smart Transportation & Technology ET and the Asia Pacific Dividend Builder ETF, 20,000 Shares for Dividend Builder ETF and 10,000 Shares for the Advertising & Marketing Technology ETF and the Sustainable Energy II ETF. Only broker-dealers or large institutional investors with creation and redemption agreements called Authorized Participants (“AP”) are permitted to purchase or redeem Creation Units from the ETFs. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transactions to the NAV per unit of the ETFs on the transaction date. Both purchases and redemptions of Creation Units are subject to a Transaction Fee.

Note 5 - Investment Transactions

Purchases and sales of investments, excluding in-kind transactions and short-term investments, for the year ended December 31, 2022, were as follows:

	Purchases	Sales
Smart Transportation & Technology ETF	$584,258	$972,635
Advertising & Marketing Technology ETF	412,343	367,198
Sustainable Energy II ETF	935,001	1,036,781
Asia Pacific Dividend Builder ETF	314,479	261,820
Dividend Builder ETF	4,490,418	5,890,939

NOTES TO FINANCIAL STATEMENTS (Continued)

Purchases, sales, and realized gain/(loss) of in-kind transactions for the year ended December 31, 2022, were as follows:

	In-Kind Purchases	In-kind Sales	Gain/(Loss)
Smart Transportation & Technology ETF	$-	$1,438,905	$330,295
Advertising & Marketing Technology ETF	490,268	645,641	(68,171)
Sustainable Energy II ETF	-	-	-
Asia Pacific Dividend Builder ETF	-	-	-
Dividend Builder ETF	-	-	-

Note 6 – Principal Risks

The ETFs are subject to the risks common to all ETFs that invest in equity securities and foreign securities. Investing in the ETFs may be more risky than investing in an ETF that invests only in U.S. securities due to the increased volatility of foreign markets.

Autonomous/Electric Vehicle Risk. Autonomous and/or electric vehicles are a relatively new development in transportation markets. They could fail to “catch on” with consumers in a meaningful way and could suffer technical problems, supply or demand shortfalls, or be supplanted by other technologies.

Technology Risk. The technologies used by autonomous and electric vehicles and their support systems, such as software, grids, networks, fuel and batteries, may be unproven, susceptible to obsolescence or subject to future regulation in countries or locations of deployment.

Cybersecurity Risk. Technologies created or deployed for Smart Transportation, including for vehicles or drive systems as well as for networks and intelligent roadways, may be subject to greater cybersecurity risk than other companies.

Product Risk. Companies creating products and technologies for autonomous or electric transportation, for passenger, commercial or freight usage, face considerable competition.

Product Regulation Risk. Autonomous vehicles and their networks may be subject to multiple levels of regulation including local regulations and operating restrictions.

Foreign Securities Risk. Foreign securities experience more volatility than their domestic counterparts, in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Advertising & Marketing Technology Risk. While there are some well-established Advertising and Marketing Technology companies, technology is advancing rapidly, and Advertising and Marketing Technology companies are subject to intense competition. The barriers to entry into some of these businesses are relatively low and there are a number of smaller competitors in the field that have the ability to disrupt these businesses. Some of the technology is unproven and subject to cybersecurity threats. Changes in data protection standards and regulation could also affect these companies. Both Advertising and Marketing Technology applications may converge in the future with transaction activity, such as banking or payments, which may be heavily regulated. These factors may mean more rapid software or technological obsolescence as compared to traditional technology companies, and that the business models for some Advertising or Marketing Technology companies may change or these companies may become defunct rapidly.

Industry Risk. Prices of energy, whether traditional or sustainable, may fluctuate or decline due to many factors, including international political or economic developments, real or perceived, demand for energy and sustainable energy, production and distribution policies of OPEC (Organization of Petroleum Exporting Countries) and other oil-producing countries, energy conservation projects, changes in governmental regulations affecting companies in the energy business or related lines of business, including Sustainable Energy companies, changes in technology affecting Sustainable Energy, and changes in tax regulations relating to energy. A decline in energy prices would likely have a negative effect on securities held by the Fund. The Fund’s focus on sustainable energy businesses exposes the Fund to greater market risk and potential monetary losses than if the Fund’s assets were diversified among various industries or sectors.

NOTES TO FINANCIAL STATEMENTS (Continued)

Pandemic Risk. In 2020, markets globally were impacted by the Covid-19 pandemic, which is ongoing. The pandemic adversely affected industries, including supply chains, as well as general financial conditions, and has resulted in shutdowns and economic stimulus packages. Total economic effects of Covid-19 cannot be predicted. Covid-19 may continue in the foreseeable future and could adversely affect companies in the Funds’ portfolio, including by affecting their willingness or ability to pay dividends, which could negatively impact stock prices as well as yield.

Note 7 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the “Adviser”), under which the Adviser provides the Funds with investment management services. The Adviser furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Funds.

Pursuant to the investment advisory agreement between Smart Transportation & Technology ETF and the Adviser, the Fund pays the Adviser an annual advisory fee rate of 0.68% of its average daily net assets and the Adviser has agreed to pay all expenses of the Fund, except for: (i) brokerage expenses and other expenses (such as stamp taxes) connected with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) compensation and expenses of the Independent Trustee; (iv) compensation and expenses of counsel to the Independent Trustees; (v) compensation and expenses of the Trust’s CCO; (vi) extraordinary expenses; (vii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and (viii) the advisory fee payable to the Advisor. The Smart Transportation & Technology ETF is responsible for other expenses not assumed by the Adviser, including brokerage expenses in connection with portfolio transactions or creation/redemption transactions, legal fees, compensation and expenses of the Board of Trustees, compensation and expenses of the Trust’s CCO, extraordinary expenses, distribution fees and expenses, interest, taxes, in addition to the advisory fee.

The Advertising & Marketing Technology ETF pays the Adviser 0.68%, the Sustainable Energy II ETF pays the Adviser 0.79%, the Asia Pacific Dividend Builder ETF pays the Adviser 0.75%, and the Dividend Builder ETF pays the Adviser 0.45% an annual advisory fee rate based on each Fund’s average daily net assets.

The Adviser has contractually agreed to limit each Fund’s total operating expenses by reducing all or a portion of its fees and reimburse the Funds for expenses (excluding interest, taxes, acquired fund fees and expenses (as defined in Form N-1A), dividends on short positions, brokerage expenses, and extraordinary expenses) so that its ratio of expenses to average daily net assets will not exceed the following levels:

	Annual Expense Limitation	Expiration Date
Smart Transportation & Technology ETF	0.68%	June 30, 2025
Advertising & Marketing Technology ETF	0.68%	June 30, 2025
Sustainable Energy II ETF	0.79%	June 30, 2025
Asia Pacific Dividend Builder ETF	0.78%	June 30, 2025
Dividend Builder ETF	0.65%	June 30, 2025

Penserra Capital Management, LLC (“Penserra”) serves as the Funds’ sub-adviser. Penserra is compensated by the Adviser and does not receive payments from the Funds.

Foreside Fund Services, LLC, a Delaware limited liability company, (the “Distributor”) serves as the Funds’ principal underwriter and distributor of Creation Units pursuant to a distribution agreement. The Distributor does not maintain any secondary market in ETF Shares.

NOTES TO FINANCIAL STATEMENTS (Continued)

Mutual Fund Administration, LLC (the “Administrator”) serves as the Funds’ administrator under an administration agreement.

Brown Brothers Harriman & Co. (the “Custodian”, “Transfer Agent” and “Fund Accounting agent”) serves as the Funds’ custodian, transfer agent and fund accounting agent.

Foreside Fund Officer Services, LLC provides Chief Compliance Officer (“CCO”) services to the Funds’. The fees paid for CCO services for the year ended December 31, 2022, are reported on the Statements of Operations.

The fees paid to non-interested Trustees for the year ended December 31, 2022 are reported on the Statements of Operations.

Certain officers of the Trust are also officers and/or Directors of the Adviser and the Administrator. None of these officers are compensated directly by the Funds.

Note 8 – Distribution Plan

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act which permits the Funds to pay Rule 12b-1 fees not to exceed 0.10% per year of each Fund’s average daily net assets. The Board of Trustees has not authorized the Funds to make payments under the Distribution Plan. Currently, no payment is being made by the Funds.

Note 9 – Tax Matters

At December 31, 2022, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	Smart Transportation & Technology ETF	Advertising & Marketing Technology ETF	Sustainable Energy II ETF	Asia Pacific Dividend Builder ETF	Dividend Builder ETF
Tax cost of investments	$11,650,105	$2,189,674	$5,389,438	$3,105,199	$16,640,817
Gross tax unrealized appreciation	$790,189	$15,585	$392,687	$599,904	$4,928,414
Gross tax unrealized depreciation	(2,505,315)	(1,127,838)	(919,924)	(314,127)	(1,274,919)
Net tax unrealized appreciation (depreciation)	(1,715,126)	(1,112,253)	(527,237)	285,777	3,653,495
Net tax unrealized appreciation (depreciation) on foreign currency	119	-	(208)	112	(372)
Unrealized Non-U.S.Taxes	-	-	-	(996)	-
Undistributed ordinary income	-	-	2,361	36,850	42,925
Undistributed long-term capital gains	-	-	43	9,818	187,361
Post October Loss*	-	(152,084)	(122,233)	-	-
Capital loss carryforward	(4,030)	(40,985)	-	-	-
Distributable earnings (accumulated deficit)	$(1,719,037)	$(1,305,322)	$(647,274)	$331,561	$3,883,409

The difference between cost basis for financial statements and federal income tax purposes was due primarily due to the tax deferral of losses from wash sales and tax treatment of passive foreign investment companies.

*	A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next table year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, respectively.

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2022, the Smart Transportation & Technology ETF and the Advertising & Marketing Technology ETF had long-term capital loss carryforwards with no expiration of $4,030, $40,985, respectively.

For the year ended December 31, 2022, the Advertising & Marketing Technology ETF utilized capital loss carryforward of $2,792.

The tax character of distributions (other than return of capital distributions) paid by the Funds during the fiscal year ended December 31, 2022 and December 31, 2021 were as follows:

	2022		2021
	Ordinary Income	Capital Gains	Ordinary Income	Capital Gains
Smart Transportation & Technology ETF*	$237,271	$-	$91,000	$-
Advertising & Marketing Technology ETF	-	-	-	-
Sustainable Energy II ETF	66,600	-	156,600	-
Asia Pacific Dividend Builder ETF	100,349	-	418,667	180,113
Dividend Builder ETF	400,356	846,206	515,361	636,467

*	The Smart Transportation & Technology ETF had 8,731 Dividend Return of Capital.

Note 10 - Recently Issued Accounting Pronouncements

In June 2022, FASB issued Accounting Standards Update No. 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. For RICs, such as the Fund, ASU 2022-03 will be applicable to equity securities with contractual sale restrictions executed, or modified, after the date of adoption. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

Note 11 – Market Disruption and Geopolitical Risks

Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. Since 2020, the novel strain of coronavirus (COVID-19) has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Following Russia’s large-scale invasion of Ukraine, the President of the United States signed an Executive Order in February 2022 prohibiting U.S. persons from entering transactions with the Central Bank of Russia and Executive Orders in March 2022 prohibiting U.S. persons from importing oil and gas from Russia as well as other popular Russian exports, such as diamonds, seafood and vodka. There may also be restrictions on investments in Chinese companies. For example, the President of the United States of America signed an Executive Order in June 2021 affirming and expanding the U.S. policy prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. Government as “Chinese Military-Industrial Complex Companies.” The list of such companies can change from time to time, and as a result of forced selling or an inability to participate in an investment the Advisor otherwise believes is attractive, the Funds may incur losses. The duration of the coronavirus outbreak and the Russian-Ukraine conflict could adversely affect the Funds’ performance, the performance of the securities in which the Funds invests and may lead to losses on your investment. The ultimate impact of COVID-19 and Russia Invasion on the financial performance of the Funds’ investments is not reasonably estimable at this time. Management is actively monitoring these events.

Note 12 - Events Subsequent to the Fiscal Period End

The Funds have adopted financial reporting rules regarding a subsequent event which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions and has determined that there were no events or transactions that occurred through the date of issuance of the Funds’ financial statements.

taitweller.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of
Guinness Atkinson Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of SmartETFs Asia Pacific Dividend Builder ETF, SmartETFs Dividend Builder ETF, SmartETFs Smart Transportation & Technology ETF, SmartETFs Sustainable Energy II ETF and SmartETFs Advertising and Marketing Technology ETF (the “Funds”), a series of Guinness Atkinson Funds (the “Trust”), including the schedules of investments, as of December 31, 2022, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2022, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds Constituting the Guinness Atkinson Trust	Statement Of Operations	Statements Of Changes In Net Assets	Financial Highlights
SmartETF Asia Pacific Dividend Builder ETF	For the year ended December 31, 2022	For the years in the period ended December 31, 2022 and 2021	For the five years in the period then ended
SmartETF Dividend Builder ETF	For the year ended December 31, 2022	For the years in the period ended December 31, 2022 and 2021	For the five years in the period then ended
SmartETF Smart Transportation & Technology ETF	For the year ended December 31, 2022	For the years in the period ended December 31, 2022 and 2021	For the three years in the period ended December 31, 2022, and for the period November 14, 2019 (commencement of operations) through December 31, 2019
SmartETF Sustainable Energy II ETF	For the year ended December 31, 2022	For the years in the period ended December 31, 2022 and 2021	For the two years in the period ended December 31, 2022 and 2021 and for the period November 11, 2020 (commencement of operations) through December 31, 2020
SmartETF Advertising and Marketing Technology ETF	For the year ended December 31, 2022	For the years in the period ended December 31, 2022 and 2021	For the two years in the period ended December 31, 2022 and 2021 and for the period December 31, 2020 (commencement of operations) through December 31, 2020

To the Board of Trustees
and Shareholders of
Guinness Atkinson Funds

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2023

Other Information (Unaudited)

Expense Example

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of ETF shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated in the Expense Example Tables.

Actual Expenses

This section helps you estimate the actual expenses after fee waivers that the Fund may have incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return for the period.

You may use the information, together with the amount you invested in the Fund, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

This section helps you compare the Fund’s costs with those of other funds. It assumes that the Fund had an annualized return of 5% before expenses, which is not the Fund’s actual return and the expense ratio for the period is unchanged. The hypothetical account value and expense may not be used to estimate the actual ending account balance or the expenses you paid for the period. This example is useful in making comparisons because the SEC requires all funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical results for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports of other Funds.

Smart Transportation & Technology ETF

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,000.57	$3.43	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.41	0.68%

Advertising & Marketing Technology ETF

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 871.97	$3.21	0.68%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.78	$3.47	0.68%

Sustainable Energy II ETF

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,119.32	$4.22	0.79%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02	0.79%

Other Information (Unaudited) - Continued

Asia Pacific Dividend Builder ETF

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$ 951.77	$3.84	0.78%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.27	$3.97	0.78%

Dividend Builder ETF

	Beginning Account Value 07/01/22	Ending Account Value 12/31/22	Expenses Paid During the Period(a)	Annualized Expense Ratio
Actual	$1,000.00	$1,039.92	$3.34	0.65%
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.93	$3.31	0.65%

(a)	The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio multiplied by the average account value during the period, multiplied by 184/365 (to reflect the one-half year period). The expense ratio reflects an expense waiver.

Other Information (Unaudited) - Continued

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

The Board of Trustees (the “Board”) of Guinness Atkinson Funds (the “Trust”) met on December 5, 2022 (the “Meeting”), to review the liquidity risk management program (the “Program”) applicable to the following series of the Trust (each, a “Fund” and together, the “Funds”) pursuant to the Liquidity Rule:

The SmartETFs Advertising & Marketing Technology ETF

The SmartETFs Asia Pacific Dividend Builder ETF

The SmartETFs Dividend Builder ETF

The SmartETFs Smart Transportation & Technology ETF

The SmartETFs Sustainable Energy II ETF

The Board has appointed Guinness Atkinson Asset Management, Inc., the investment adviser to the Funds, as the liquidity program administrator (“LPA”) for the Program. At the Meeting, the LPA provided the Board with a written report (the “Report”) that addressed the operation, adequacy, and effectiveness of implementation of the Program, and any material changes to it for the period from October 1, 2021 through September 30, 2022 (the “Program Reporting Period”).

In assessing the adequacy and effectiveness of implementation of the Program, the Report discussed the following, among other things:

1.	Each Fund is deemed an “In-Kind ETF” and therefore is not subject to the liquidity classification requirements,
2.	An overview of each Fund’s investment strategy and the liquidity of its portfolio investments during the Program Reporting Period, and
3.	Effect of pricing spreads on Fund liquidity.

The Report also stated that there were no material changes made to the Program during the Program Reporting Period.

In the Report, the LPA concluded that the Program is adequately designed and has been effective in managing each Fund’s Liquidity Risk and in implementing the requirements of the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding each Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Other Information (Unaudited) - Continued

Supplemental Tax Information

For the year ended December 31, 2022, a portion of the dividends distributed by the Funds are considered qualified dividend income and are eligible for reduced tax rates. The tax rates range from 5% to 20% depending on the individual’s tax bracket, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Smart Transportation & Technology ETF	94%
Advertising & Marketing Technology ETF	N/A
Sustainable Energy II ETF	58%
Asia Pacific Dividend Builder ETF	45%
Dividend Builder ETF	100%

For the year ended December 31, 2022, pursuant to Section 853(b)(3) of the Internal Revenue Code, the Dividend Builder ETF designates $846,206, as long-term capital gains.

Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Funds designate the following income earned from foreign sources and foreign taxes paid for the year ended December 31, 2022:

	Foreign Sourced Income		Foreign Taxes Paid
	Total Amount	Per Share Amount	Total Amount	Per Share Amount
Smart Transportation & Technology ETF	$231,166	$0.77	$31,604	$-
Advertising & Marketing Technology ETF	N/A	N/A	N/A	N/A
Sustainable Energy II ETF	42,849	0.24	5,021	-
Asia Pacific Dividend Builder ETF	172,954	0.67	18,300	0.07
Dividend Builder ETF	293,252	0.32	19,158	-

Premium/Discount Information

Information about the differences between the daily market price on the secondary markets for shares of the Funds and the Funds NAV can be found on the Funds’ website at www.smartetfs.com.

Other Information (Unaudited) - Continued

Trustee and Officer Information

Unless otherwise noted, each Trustee and officer’s address is 251 South Lake Avenue, Suite 800, Pasadena, California 91101. Trustees and officers of the Trust serve until their resignation, removal or retirement. Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling 866-307-5990 (toll free in the United States) or by visiting the Funds’ website at www.smartetfs.com.

Disinterested Trustees
Name and Age	Position Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
J. Brooks Reece, Jr. (75)	Trustee and Chairman	Indefinite; Since April 1994	CEO, Adcole Corp, from 1989 to 2017.	11	None
James I. Fordwood (75)	Trustee, Audit Committee Chairman	Indefinite; Since April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores) since 1998; President, Balmacara Production Inc. since 1986 (holding company); Treasurer, Inverness21 LLC (owns and operates office buildings) since 2007; Treasurer, JL Energy Inc. (holding company) since 1985; Treasurer, Thistle, Inc. (seismic data management) since 1984.	11	None
Dr. Bret A. Herscher (64)	Trustee	Indefinite; Since April 1994	Self-employed Consultant, since 2018, to companies in the medical device sector. Chief Technology Officer, EARGO, Inc., a hearing aid company, from 2012 to 2018.	11	None
Susan Penry- Williams (76)	Trustee	Indefinite; Since February 2016	Retired, Partner, Kramer Levin Naftalis & Frankel LLP, from 1994 to 2014.	11	None
Interested Trustees
Name, Address, and Age	Position Held with the Trust	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness* 18 Smith Square London, SW1P 3HZ UK (74)	Trustee	Indefinite; Since April 1994	Chairman/CIO of Guinness Atkinson™ Asset Management since November 2002. Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Director of Guinness Capital Management Ltd. since 2010. Partner, Ekins Guinness LLP (investment research) since 2017; Non- Executive Director of Brompton Bicycle Ltd., Since 2000.	11	None

**	“Interested person” (as defined in the 1940 Act) of the Funds because of his affiliation with Guinness Atkinson™.

Other Information (Unaudited) - Continued

Officers
Name and Age	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past 5 Years
James J. Atkinson (64)	President	Since April 2003	Chief Executive Officer and Director of Guinness Atkinson™ Asset Management since 2002. Director of Guinness Asset Management Ltd. since 2003. Principal of Orbis Marketing, a mutual fund marketing and advertising firm, since 2001.
Patrick Keniston (58)	Chief Compliance Officer	Since May 2013	Managing Director, Foreside Fund Officer Services, LLC, since 2008.
Rita Dam (55)	Treasurer	Since September 2009	Co-Chief Executive Officer (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 - 2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment adviser.
Joy Ausili (55)	Secretary & Assistant Treasurer	Since September 2009	Co-Chief Executive Officer, Mutual Fund Administration, LLC (2016 - present), and Vice President, Mutual Fund Administration, LLC (2006 -2015). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.
Lyna Phan (47)	Assistant Treasurer	Since September 2011	Managing Director (2018 – present), and Vice President (2010 - 2017), Mutual Fund Administration, LLC.
Evan Robledo (34)	Assistant Treasurer	Since December 2021	Vice President (2020 – present), Assistant Vice President (2018 – 2020), and Senior Associate (2013 - 2018), Mutual Fund Administration, LLC.

Privacy Notice

The SmartETFs and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and
●	Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

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SmartETFs

This report is intended for the ETF's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the ETF's prospectus and summary prospectus, which includes more complete information. Investing involves substantial risk and high volatility, including possible loss of principal. An investor should consider the investment objective, risks, charges and expenses of the ETF carefully before investing. To obtain a prospectus and summary prospectus, which contains this and other information, e-mail request to mail@SmartETFs.com, by calling 866-307-5990 (toll free in the United States), visiting the ETF's website, www.SmartETFs.com, or by calling or writing a broker-dealer or other financial intermediary. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust's Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 866-307-5990, or by visiting www.SmartETFs.com, or on the Securities and Exchange Commission's website at http://www.sec.gov.

The ETF files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. The ETF's Form N-PORT are available on the Commission's website at www.sec.gov. In addition, the ETF's full portfolio holdings are updated daily and available on the ETF's website at www.SmartETFs.com.

Foreside Fund Services, LLC, distributor.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-307-5990.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. James I. Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2022	FYE 12/31/2021
Audit Fees	$52,500	$52,500
Audit-Related Fees	N/A	N/A
Tax Fees	$12,500	$12,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2022	FYE 12/31/2021
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2022	FYE 12/31/2021
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 10, 2011.

(b)

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guinness Atkinson Funds

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2023

 Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James J. Atkinson
Name:	James J. Atkinson
Title:	President
Date:	3/10/2023

By	/s/ Rita Dam
Name:	Rita Dam
Title:	Treasurer
Date:	3/10/2023